CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of September 30, 2023

Investments—Corporate Loans (79.9%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
First Lien Debt (69.8%)
222 North Miami, LLC	Term Loan, Tranche B	(4) (5) (6) (14)	Real Estate Management & Development	SOFR + 1318	18.56%	9/1/2025	$3,547,322	$3,447,023	$3,547,322
AAdvantage Loyalty IP Ltd.	Term Loan	(2) (3) (4) (13) (14)	Aerospace & Defense	SOFR + 475	10.34%	4/20/2028	4,750,000	4,716,639	4,887,750
ABG Intermediate Holdings 2, LLC	Term Loan, Tranche B1	(3) (4) (13) (14)	Media: Advertising, Printing & Publishing	SOFR + 350	8.92%	12/21/2028	2,000,000	2,000,000	1,995,360
Acrisure, LLC	Term Loan, 2020 Tranche B	(2) (3) (4) (13) (14) (19)	Insurance	SOFR + 350	8.93%	2/15/2027	1,984,576	1,887,003	1,954,093
Acrisure, LLC	Term Loan, 2021 Tranche B	(2) (3) (4) (13) (14) (19)	Insurance	SOFR + 425	9.68%	2/15/2027	4,507,838	4,477,610	4,488,139
ADPD Holdings, LLC	Term Loan	(2) (4) (5) (13) (14)	Consumer Services	SOFR + 600	11.68%	8/16/2028	10,144,153	9,913,260	9,043,985
Advanced Web Technologies Holding Company	Delayed Draw Term Loan 2	(4) (5) (13) (14)	Containers, Packaging & Glass	SOFR + 650	12.05%	12/17/2026	941,945	929,350	939,701
Advanced Web Technologies Holding Company	Incremental Term Loan, 3rd Amendment	(4) (5) (13) (14)	Containers, Packaging & Glass	SOFR + 675	12.30%	12/17/2026	399,814	388,743	404,219
Advanced Web Technologies Holding Company	Delayed Draw Term Loan	(4) (5) (13) (14)	Containers, Packaging & Glass	SOFR + 625	11.80%	12/17/2026	1,130,500	1,117,425	1,127,808
Advanced Web Technologies Holding Company	Delayed Draw Term Loan	(4) (5) (6) (13) (14)	Containers, Packaging & Glass	SOFR + 625	11.80%	12/17/2026	651,556	637,378	648,831
Advanced Web Technologies Holding Company	Term Loan	(2) (3) (4) (5) (13) (14)	Containers, Packaging & Glass	SOFR + 625	11.80%	12/17/2026	2,874,070	2,839,896	2,867,224
AI Aqua Merger Sub, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Consumer Services	SOFR + 375	9.08%	7/31/2028	6,181,850	6,168,306	6,113,293
Allied Universal Holdco, LLC	Incremental Term Loan, Tranche B	(2) (3) (4) (14)	Business Services	SOFR + 375	9.17%	5/12/2028	4,942,279	4,887,123	4,766,482
Alpine Acquisition Corp II	Revolver	(4) (5) (6) (13) (14)	Transportation	SOFR + 600	11.47%	11/30/2026	1,378,802	1,330,652	1,218,376
Alpine Acquisition Corp II	Term loan	(2) (3) (4) (5) (13) (14)	Transportation	SOFR + 600	11.47%	11/30/2026	20,731,341	20,425,484	19,766,494
Alterra Mountain Company	Term Loan, Tranche B-2	(2) (3) (4) (13) (14)	Hotels, Restaurants & Leisure	SOFR + 350	8.93%	8/17/2028	3,974,658	3,955,695	3,961,422
Altice Financing SA	Term Loan	(3) (4) (14)	Telecommunications	SOFR + 500	10.32%	10/31/2027	2,000,000	1,985,000	1,976,660
Altice France S.A.	Term Loan, Tranche B14	(2) (3) (4) (14)	Telecommunications	SOFR + 550	10.81%	8/15/2028	1,974,380	1,970,672	1,782,371
Amentum Government Services Holdings, LLC	Term Loan	(2) (3) (4) (14)	Aerospace & Defense	SOFR + 400	9.33%	2/15/2029	2,962,500	2,950,497	2,916,226
American Physician Partners, LLC	Delayed Draw Term Loan	(3) (4) (5) (8) (13) (14) (15)	Health Care Providers & Services	SOFR + 10.25% PIK	15.65%	2/15/2023	494,900	440,550	—
American Physician Partners, LLC	Delayed Draw Term Loan, Tranche E	(4) (5) (8) (13) (14) (15)	Health Care Providers & Services	SOFR + 10.25% PIK	15.65%	6/30/2023	250,315	229,444	—
American Physician Partners, LLC	Revolver	(3) (4) (5) (8) (13) (14) (15)	Health Care Providers & Services	SOFR + 10.25% PIK	15.65%	2/15/2023	146,253	145,976	—

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of September 30, 2023

Investments—Corporate Loans (79.9%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
American Physician Partners, LLC	Term Loan, Tranche A	(3) (4) (5) (8) (13) (14) (15)	Health Care Providers & Services	SOFR + 10.25% PIK	15.65%	2/15/2023	2,656,653	2,348,018	—
Amynta Agency Borrower, Inc.	Term Loan, Tranche B	(3) (4) (13) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 500	10.42%	2/28/2028	1,995,000	1,995,000	1,991,948
Anticimex International AB	Term Loan, Tranche B1	(2) (3) (4) (14)	Commercial Services & Supplies	SOFR + 350	8.45%	11/16/2028	2,994,937	2,935,385	2,966,874
Apex Companies Holdings, LLC	Specified Delayed Draw Term Loan	(4) (5) (6) (14)	Environmental Industries	SOFR + 625	11.62%	1/31/2028	147,541	125,516	141,471
Apex Companies Holdings, LLC	Term Loan	(2) (3) (4) (5) (14)	Environmental Industries	SOFR + 625	11.62%	1/31/2028	3,190,574	3,111,993	3,169,431
Applied Technical Services, LLC	Delayed Draw Term Loan, 1st Amendment, Tranche A	(4) (5) (13) (14)	Business Services	SOFR + 600	11.54%	12/29/2026	2,734,182	2,693,241	2,730,716
Applied Technical Services, LLC	Delayed Draw Term Loan, 1st Amendment, Tranche B	(4) (5) (13) (14)	Business Services	SOFR + 600	11.54%	12/29/2026	2,794,866	2,754,150	2,791,323
Applied Technical Services, LLC	Term Loan, 4th Amendment	(3) (4) (5) (13) (14)	Business Services	SOFR + 600	11.54%	12/29/2026	1,070,947	1,028,531	1,082,765
Applied Technical Services, LLC	Delayed Draw Term Loan	(4) (5) (13) (14)	Business Services	SOFR + 600	11.54%	12/29/2026	969,121	956,352	967,892
Applied Technical Services, LLC	Revolver	(4) (5) (6) (13) (14)	Business Services	SOFR + 600	11.54%	12/29/2026	158,103	153,070	157,602
Applied Technical Services, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Business Services	SOFR + 600	11.54%	12/29/2026	2,882,905	2,843,937	2,879,250
Appriss Health, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Health Care Providers & Services	SOFR + 675	12.23%	5/6/2027	13,233,333	13,046,308	13,110,556
Armor Holding II, LLC	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Business Services	SOFR + 450	10.09%	12/10/2028	1,965,000	1,948,108	1,970,738
Ascend Buyer, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Containers, Packaging & Glass	SOFR + 640	11.94%	9/30/2028	16,537,036	16,258,119	16,281,230
Associations, Inc.	Delayed Draw Term Loan, Tranche A	(2) (3) (4) (5) (8) (13) (14)	Construction & Building	SOFR + 400, 2.50% PIK	12.06%	7/2/2027	503,108	499,832	503,108
Associations, Inc.	Delayed Draw Term Loan, Tranche B	(2) (4) (5) (8) (13) (14)	Construction & Building	SOFR + 400, 2.50% PIK	12.06%	7/2/2027	1,047,238	1,040,434	1,047,238
Associations, Inc.	Delayed Draw Term Loan, Tranche C	(2) (4) (5) (8) (13) (14)	Construction & Building	SOFR + 400, 2.50% PIK	12.06%	7/2/2027	1,047,355	1,040,556	1,047,355
Associations, Inc.	Delayed Draw Term Loan, Tranche D	(2) (3) (4) (5) (8) (13) (14)	Construction & Building	SOFR + 400, 2.50% PIK	12.06%	7/2/2027	632,428	625,762	632,428
Associations, Inc.	Delayed Draw Term Loan, Tranche E	(4) (5) (6) (8) (13) (14)	Construction & Building	SOFR + 400, 2.50% PIK	12.06%	7/2/2027	1,296,236	1,283,532	1,296,236
Associations, Inc.	Term Loan	(3) (4) (5) (8) (13) (14)	Construction & Building	SOFR + 400, 2.50% PIK	12.06%	7/2/2027	4,253,746	4,228,196	4,253,746
AssuredPartners, Inc.	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Insurance	SOFR + 350	8.93%	2/12/2027	3,971,636	3,943,678	3,960,476
AssuredPartners, Inc.	Term Loan, Tranche B	(3) (4) (14)	Insurance	SOFR + 350	8.82%	2/12/2027	1,000,000	998,750	998,750
Astra Acquisition Corp.	Term Loan	(2) (3) (4) (13) (14)	Software	SOFR + 525	10.90%	10/25/2028	5,968,427	5,153,655	4,456,923

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of September 30, 2023

Investments—Corporate Loans (79.9%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Asurion, LLC	Term Loan, Tranche B10	(2) (3) (4) (13) (14)	Insurance	SOFR + 400	9.42%	8/19/2028	980,050	938,183	949,218
Athenahealth, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Software	SOFR + 325	8.57%	2/15/2029	5,164,184	5,131,559	5,059,299
Atlas AU Bidco Pty Ltd.	Term Loan	(2) (3) (4) (5) (14)	High Tech Industries	SOFR + 725	12.58%	12/12/2029	2,890,277	2,803,730	2,919,179
Avalara, Inc	Term Loan	(2) (4) (5) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 725	12.64%	10/19/2028	9,000,000	8,782,039	9,135,000
Barnes & Noble, Inc.	Term Loan	(2) (3) (4) (5) (11) (13) (14)	Specialty Retail	SOFR + 881	14.23%	12/20/2026	2,667,330	2,648,407	2,649,137
Barracuda Networks, Inc.	Term Loan	(3) (4) (14)	Software	SOFR + 450	9.87%	8/15/2029	3,984,950	3,902,621	3,940,637
Bausch & Lomb Corp.	Term Loan	(3) (4) (5) (14)	Health Care Providers & Services	SOFR + 400	9.32%	9/14/2028	5,000,000	4,950,000	4,931,250
Berlin Packaging LLC	Term Loan, Tranche B5	(2) (3) (4) (13) (14)	Containers, Packaging & Glass	SOFR + 375	9.19%	3/11/2028	2,984,772	2,918,941	2,949,074
BlueCat Networks, Inc.	Delayed Draw Term Loan, Tranche A	(4) (5) (8) (14)	Wireless Telecommunication Services	SOFR + 400, 2.00% PIK	11.39%	8/8/2028	448,520	441,142	442,090
BlueCat Networks, Inc.	Delayed Draw Term Loan, Tranche B	(4) (5) (6) (8) (14)	Wireless Telecommunication Services	SOFR + 400, 2.00% PIK	11.39%	8/8/2028	45,226	41,322	41,788
BlueCat Networks, Inc.	Term Loan, Tranche A	(2) (3) (4) (5) (8) (14)	Wireless Telecommunication Services	SOFR + 400, 2.00% PIK	11.39%	8/8/2028	3,189,168	3,135,703	3,143,448
Boxer Parent Company Inc.	Term Loan	(2) (3) (4) (14)	Software	SOFR + 375	9.18%	10/2/2025	3,978,092	3,978,092	3,972,045
BradyIFS Holdings, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (13) (14)	Distributors	SOFR + 625	11.68%	11/22/2025	480,795	475,089	479,349
BradyIFS Holdings, LLC	Delayed Draw Term Loan	(4) (5) (13) (14)	Distributors	SOFR + 625	11.68%	11/22/2025	2,590,139	2,560,853	2,582,349
BradyIFS Holdings, LLC	Delayed Draw Term Loan	(4) (5) (13) (14)	Distributors	SOFR + 625	11.68%	11/22/2025	8,950,523	8,845,177	8,923,601
BradyIFS Holdings, LLC	Delayed Draw Term Loan, Tranche 2	(4) (5) (13) (14)	Distributors	SOFR + 625	11.68%	11/22/2025	3,269,135	3,227,155	3,259,302
BradyIFS Holdings, LLC	Revolver	(2) (3) (4) (5) (6) (13) (14)	Distributors	SOFR + 625	11.68%	11/22/2024	43,647	40,554	42,403
BradyIFS Holdings, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Distributors	SOFR + 625	11.68%	11/22/2025	4,851,228	4,795,652	4,836,637
BradyIFS Holdings, LLC	Term Loan, Tranche B	(2) (3) (4) (5) (13) (14)	Distributors	SOFR + 625	11.68%	11/22/2025	6,363,748	6,285,956	6,344,607
Brave Parent Holdings, Inc.	Term Loan	(2) (3) (4) (13) (14)	Software	SOFR + 400	9.52%	4/18/2025	6,629,063	6,605,717	6,605,596
Broadstreet Partners, Inc.	Term Loan, Tranche B3	(2) (3) (4) (14)	Insurance	SOFR + 400	9.32%	1/27/2029	2,992,500	2,956,798	2,988,759
Brown Group Holding, LLC	Term Loan, Tranche B2	(2) (3) (4) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 375	9.07%	7/2/2029	3,964,975	3,901,041	3,958,591
Cambrex Corporation	Term Loan	(2) (3) (4) (13) (14)	Health Care Providers & Services	SOFR + 350	8.92%	12/4/2026	4,915,105	4,915,105	4,884,386
Cano Health, LLC	Term Loan	(2) (3) (4) (14)	Health Care Providers & Services	SOFR + 400	9.42%	11/23/2027	5,175,693	5,165,715	3,298,055

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of September 30, 2023

Investments—Corporate Loans (79.9%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
CD&R Madison Parent Ltd.	Term Loan, Tranche B1	(2) (3) (4) (5) (8) (14)	Commercial Services & Supplies	SONIA + 650, 2.00% PIK	13.69%	2/28/2030	£12,293,188	14,271,441	15,273,540
CD&R Madison Parent Ltd.	Term Loan, Tranche B2	(2) (3) (4) (5) (8) (14)	Commercial Services & Supplies	EURIBOR + 600, 2.00% PIK	11.78%	2/28/2030	€6,059,630	6,232,903	6,502,642
CDK Global, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Software	SOFR + 425	9.64%	7/6/2029	5,761,475	5,651,134	5,758,364
Celerion Buyer, Inc.	Term Loan	(2) (4) (5) (14)	Health Care Providers & Services	SOFR + 650	11.93%	11/3/2028	1,564,139	1,520,414	1,582,274
Chemical Computing Group	Term Loan, Tranche A	(2) (3) (4) (5) (13) (14)	Software	SOFR + 450	9.92%	8/30/2024	1,786,415	1,783,900	1,777,394
City Football Group Ltd.	Term Loan	(2) (3) (4) (13) (14)	Hotels, Restaurants & Leisure	SOFR + 300	8.44%	7/21/2028	1,965,000	1,961,109	1,952,719
Cobham Ultra SeniorCo S.a.r.l	Term Loan, Tranche B	(2) (3) (4) (14)	Aerospace & Defense	SOFR + 350	9.36%	8/4/2029	2,970,112	2,970,112	2,950,302
CommerceHub, Inc.	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Health Care Providers & Services	SOFR + 400	9.52%	12/29/2027	3,902,211	3,903,972	3,763,214
Cordstrap Holding B.V	Term Loan, Facility B	(2) (3) (4) (5) (8) (14)	Transportation	EURIBOR + 563, 2.06% PIK	11.32%	5/11/2028	€24,118,988	24,592,927	25,691,050
CoreLogic, Inc.	Term Loan	(2) (3) (4) (13) (14)	Commercial Services & Supplies	SOFR + 350	8.93%	6/2/2028	2,131,190	2,123,479	1,965,128
Coreweave Compute Acquisition Co. II, LLC	Delayed Draw Term Loan	(4) (5) (6) (14)	Computers and Electronics Retail	SOFR + 875	14.13%	6/30/2028	179,403	110,005	108,457
Cornerstone OnDemand, Inc.	Term Loan	(2) (3) (4) (13) (14)	Software	SOFR + 375	9.18%	10/16/2028	2,969,887	2,623,006	2,817,680
Coupa Holdings, LLC	Term Loan	(2) (4) (5) (14)	Software	SOFR + 750	12.82%	2/27/2030	6,478,637	6,302,956	6,620,498
CP Developer S.a.r.l.	Term Loan	(2) (3) (4) (5) (8) (14)	Banking, Finance, Insurance & Real Estate	EURIBOR + 800, 2.00% PIK	13.80%	5/21/2026	€12,498,216	13,759,739	11,495,954
CPI Intermediate Holdings Inc	Term Loan	(2) (3) (4) (5) (14)	Telecommunications	SOFR + 550	10.87%	10/8/2029	3,852,842	3,778,207	3,788,582
CQP Holdco LP	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Energy: Oil & Gas	SOFR + 350	8.99%	6/5/2028	6,901,882	6,892,067	6,900,295
CST Holding Company	Term Loan	(2) (3) (4) (5) (13) (14)	Consumer Goods: Non-Durable	SOFR + 650	11.92%	11/1/2028	2,473,472	2,401,632	2,474,441
DCA Investment Holdings, LLC	Delayed Draw Term Loan, 3rd Amendment	(2) (4) (5) (6) (14)	Health Care Providers & Services	SOFR + 650	11.89%	4/3/2028	613,011	596,795	606,015
DCA Investment Holdings, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (14)	Health Care Providers & Services	SOFR + 641	11.80%	4/3/2028	484,888	481,395	477,826
DCA Investment Holdings, LLC	Incremental Term Loan	(2) (3) (4) (5) (14)	Health Care Providers & Services	SOFR + 641	11.80%	4/3/2028	1,460,898	1,448,954	1,439,621
DCA Investment Holdings, LLC	Term Loan	(2) (3) (4) (5) (14)	Health Care Providers & Services	SOFR + 641	11.80%	4/3/2028	3,232,193	3,198,436	3,185,120
DCert Buyer, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Software	SOFR + 400	9.32%	10/16/2026	4,966,554	4,873,209	4,928,759
Delta TopCo, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Computers and Electronics Retail	SOFR + 375	9.07%	12/1/2027	4,967,018	4,692,106	4,912,033

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of September 30, 2023

Investments—Corporate Loans (79.9%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Deltatre Bidco Ltd.	Term Loan, Tranche B Facility	(2) (3) (4) (5) (14)	Entertainment	EURIBOR + 775	11.72%	9/14/2028	€17,046,379	16,927,286	17,751,952
Deltatre Bidco Ltd.	Term Loan	(3) (4) (5) (14)	Entertainment	SOFR + 775	13.22%	9/14/2028	4,724,846	4,583,778	4,653,973
Denali Midco 2 LLC	Incremental Delayed Draw Term Loan, Tranche 4	(4) (5) (13) (14)	Consumer Services	SOFR + 650	11.92%	12/22/2027	1,333,333	1,300,641	1,300,641
Denali Midco 2, LLC	Incremental Delayed Draw Term Loan	(4) (5) (6) (13) (14)	Consumer Services	SOFR + 650	11.92%	12/22/2027	661,667	607,967	616,321
Denali Midco 2, LLC	Incremental Delayed Draw Term Loan, Tranche 3	(4) (5) (13) (14)	Consumer Services	SOFR + 650	11.92%	12/22/2027	1,127,667	1,099,600	1,104,371
Denali Midco 2, LLC	Incremental Delayed Draw Term Loan, Tranche 2	(4) (5) (13) (14)	Consumer Services	SOFR + 650	11.92%	12/22/2027	330,833	322,561	323,999
Denali Midco 2, LLC	Incremental Term Loan	(2) (3) (4) (5) (13) (14)	Consumer Services	SOFR + 650	11.92%	12/22/2027	4,950,000	4,824,668	4,847,740
DexKo Global, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Automotive	SOFR + 375	9.40%	10/4/2028	1,703,851	1,699,610	1,658,546
DG Investment Intermediate Holdings 2, Inc.	Term Loan	(2) (3) (4) (14)	Software	SOFR + 375	9.18%	3/31/2028	5,793,817	5,750,951	5,686,400
Digital Intelligence Systems, LLC	Term Loan	(2) (3) (5)	Consumer Services	9.00%	9.00%	4/2/2026	11,695,788	11,175,599	11,871,224
Diligent Corporation	Delayed Draw Term Loan, Tranche B1	(4) (5) (13) (14)	Telecommunications	SOFR + 625	11.77%	8/4/2025	191,933	190,012	189,367
Diligent Corporation	Revolver	(4) (5) (6) (13) (14)	Telecommunications	SOFR + 625	11.77%	8/4/2025	48,052	46,931	46,485
Diligent Corporation	Term Loan, Tranche B1	(2) (3) (4) (5) (13) (14)	Telecommunications	SOFR + 625	11.77%	8/4/2025	1,407,132	1,392,463	1,388,323
Diligent Corporation	Term Loan, Tranche B2	(2) (3) (4) (5) (13) (14)	Telecommunications	SOFR + 575	11.27%	8/4/2025	1,657,500	1,649,915	1,621,477
Diligent Corporation	Term Loan, Tranche B3	(2) (3) (4) (5) (13) (14)	Telecommunications	SOFR + 575	11.27%	8/4/2025	2,242,500	2,226,658	2,193,764
Dwyer Instruments, Inc.	Delayed Draw Term Loan	(4) (5) (13) (14)	Capital Equipment	SOFR + 575	11.22%	7/21/2027	990,882	955,986	990,882
Dwyer Instruments, Inc.	Revolver	(4) (5) (6) (13) (14)	Capital Equipment	SOFR + 575	11.22%	7/21/2027	511,919	483,737	511,919
Dwyer Instruments, Inc.	Term Loan	(2) (3) (4) (5) (13) (14)	Capital Equipment	SOFR + 575	11.22%	7/21/2027	19,334,190	19,050,881	19,346,463
EAB Global, Inc.	Term Loan	(2) (3) (4) (13) (14) (19)	Professional Services	SOFR + 350	8.87%	8/16/2028	2,992,386	2,973,853	2,966,951
EFS Cogen Holdings I, LLC	Term Loan, Tranche B	(2) (3) (4) (14)	Utilities	SOFR + 350	9.16%	10/1/2027	2,869,414	2,860,093	2,850,677
Electronics for Imaging, Inc.	Term Loan	(2) (3) (4) (13) (14)	High Tech Industries	SOFR + 500	10.42%	7/23/2026	8,535,060	7,449,750	5,633,140
Element Materials Technology Group US Holdings, Inc.	Delayed Draw Term Loan	(2) (3) (4) (13) (14)	Business Services	SOFR + 425	9.74%	6/22/2029	1,598,447	1,597,393	1,576,469
Element Materials Technology Group US Holdings, Inc.	Term Loan	(2) (3) (4) (13) (14)	Business Services	SOFR + 425	9.74%	6/22/2029	3,463,303	3,451,787	3,415,682
Eliassen Group, LLC	Delayed Draw Term Loan	(4) (5) (6) (14)	Business Services	SOFR + 550	10.84%	4/14/2028	1,220,937	1,176,061	1,205,352

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of September 30, 2023

Investments—Corporate Loans (79.9%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Eliassen Group, LLC	Term Loan	(2) (3) (4) (5) (14)	Business Services	SOFR + 550	10.83%	4/14/2028	20,219,662	19,976,169	20,138,628
Ellkay, LLC	Term Loan	(3) (4) (5) (13) (14)	Health Care Providers & Services	SOFR + 625	11.77%	9/14/2027	13,999,500	13,775,425	12,900,874
Engineered Machinery Holdings, Inc.	Incremental Term Loan	(2) (3) (4) (14)	Capital Equipment	SOFR + 350	9.15%	5/21/2028	1,965,000	1,957,818	1,952,719
Epicor Software Corporation	Incremental Term Loan	(3) (4) (14)	Software	SOFR + 375	9.09%	7/30/2027	500,000	495,000	500,125
Epicor Software Corporation	Term Loan	(3) (4) (13) (14)	Software	SOFR + 325	8.68%	7/30/2027	1,994,872	1,979,993	1,990,503
EPS Nass Parent, Inc.	Delayed Draw Term Loan	(4) (5) (13) (14)	Utilities	SOFR + 575	11.29%	4/19/2028	46,746	46,105	45,844
EPS Nass Parent, Inc.	Revolver	(4) (5) (6) (13) (14)	Utilities	SOFR + 575	11.29%	4/19/2026	58,102	57,373	56,794
EPS Nass Parent, Inc.	Term Loan	(2) (3) (4) (5) (13) (14)	Utilities	SOFR + 575	11.29%	4/19/2028	830,509	818,652	814,489
eResearchTechnology, Inc.	Term Loan	(2) (3) (4) (13) (14)	High Tech Industries	SOFR + 450	9.93%	2/4/2027	1,949,622	1,949,622	1,911,683
Excel Fitness Holdings, Inc.	Term Loan	(2) (3) (4) (5) (13) (14)	Hotels, Restaurants & Leisure	SOFR + 525	10.79%	4/27/2029	6,172,031	6,053,990	6,044,804
Excel Fitness Holdings, Inc.	Term Loan	(2) (4) (5) (14)	Hotels, Restaurants & Leisure	SOFR + 550	10.89%	4/27/2029	3,693,939	3,558,571	3,651,466
Excelitas Technologies Corp.	Revolver	(4) (5) (6) (13) (14)	Capital Equipment	SOFR + 575	11.21%	8/14/2028	219,240	213,053	215,162
Excelitas Technologies Corp.	Term Loan	(2) (3) (4) (5) (13) (14)	Capital Equipment	SOFR + 575	11.21%	8/13/2029	2,994,956	2,940,559	2,960,809
Excelitas Technologies Corp.	Term Loan	(2) (4) (5) (13) (14)	Capital Equipment	EURIBOR + 575	9.54%	8/13/2029	€1,265,825	1,276,362	1,323,856
FCG Acquisitions, Inc.	Term Loan	(2) (3) (4) (14)	Commercial Services & Supplies	SOFR + 375	9.40%	4/1/2028	4,902,322	4,887,646	4,851,780
Fertitta Entertainment, LLC	Term Loan, Tranche B	(2) (3) (4) (14)	Hotels, Restaurants & Leisure	SOFR + 400	9.32%	1/27/2029	4,939,962	4,889,062	4,884,387
Finastra USA, Inc.	Revolver	(4) (5) (6) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 725	12.58%	9/13/2029	796,020	721,395	720,832
Finastra USA, Inc.	Term Loan	(2) (3) (4) (5) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 725	12.71%	9/13/2029	36,240,602	35,519,898	35,515,789
Floating Infrastructure Holdings Finance, LLC	Term Loan, Tranche A	(2) (3) (5)	Transportation	9.00%	9.00%	8/13/2027	14,573,276	14,337,191	14,318,244
Flynn Restaurant Group LP	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Specialty Retail	SOFR + 425	9.68%	12/1/2028	4,937,373	4,880,253	4,911,650
FPG Intermediate Holdco, LLC	Term Loan, 3rd Amendment	(4) (5) (6) (14)	Consumer Services	SOFR + 650	12.07%	3/5/2027	72,179	57,974	60,685
Gainwell Acquisition Corp.	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Health Care Providers & Services	SOFR + 400	9.49%	10/1/2027	4,402,089	4,390,340	4,287,899
Genesys Cloud Services	Term Loan, Tranche B4	(2) (3) (4) (13) (14)	Telecommunications	SOFR + 400	9.43%	12/1/2027	4,750,765	4,723,193	4,750,765
Great Canadian Gaming Corp.	Term Loan	(2) (3) (4) (14)	Hotels, Restaurants & Leisure	SOFR + 400	9.66%	11/1/2026	1,984,925	1,971,346	1,986,691

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of September 30, 2023

Investments—Corporate Loans (79.9%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Greenhouse Software, Inc.	Incremental Term Loan, 2nd Amendment	(2) (3) (4) (5) (14)	Software	SOFR + 700	12.39%	9/1/2028	1,600,000	1,565,407	1,588,496
Greenhouse Software, Inc.	Term Loan	(2) (3) (4) (5) (14)	Software	SOFR + 700	12.39%	9/1/2028	7,598,039	7,478,624	7,537,645
GTCR W Merger Sub, LLC	Term Loan, Tranche B	(3) (4) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 300	8.34%	9/20/2030	5,000,000	4,975,000	4,996,350
Guidehouse LLP	Term Loan	(2) (3) (4) (5) (13) (14)	Sovereign & Public Finance	SOFR + 625	11.67%	10/16/2028	78,902	77,523	79,287
Hadrian Acquisition Ltd.	Acquisition Term Loan	(2) (3) (4) (5) (6) (8) (11) (14)	Banking, Finance, Insurance & Real Estate	SONIA + 500, 2.75% PIK	12.94%	2/28/2029	£4,876,747	5,639,371	5,884,423
Hadrian Acquisition Ltd.	Term Loan, Tranche B2	(2) (3) (4) (5) (8) (11) (14)	Banking, Finance, Insurance & Real Estate	SONIA + 526, 3.47% PIK	13.92%	2/28/2029	£18,821,993	24,522,274	22,792,476
Heartland Home Services, Inc.	Delayed Draw Term Loan, 2nd Amendment	(4) (5) (14)	Consumer Services	SOFR + 575	11.07%	12/15/2026	4,825,723	4,792,364	4,727,728
Heartland Home Services, Inc.	Delayed Draw Term Loan, 1st Amendment	(4) (5) (14)	Consumer Services	SOFR + 600	11.32%	12/15/2026	8,607,819	8,544,310	8,490,123
Heartland Home Services, Inc.	Delayed Draw Term Loan	(2) (4) (5) (14)	Consumer Services	SOFR + 600	11.32%	12/15/2026	2,283,664	2,249,434	2,242,936
Heartland Home Services, Inc.	Term Loan	(2) (3) (4) (5) (14)	Consumer Services	SOFR + 600	11.32%	12/15/2026	6,875,605	6,808,235	6,781,594
Helios Software Holdings, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 375	9.29%	3/11/2028	2,822,144	2,756,715	2,797,450
Helios Software Holdings, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 425	9.74%	7/12/2030	6,000,000	5,859,290	5,965,500
Hercules Borrower, LLC	Delayed Draw Term Loan	(2) (4) (5) (6) (13) (14)	Environmental Industries	SOFR + 550	10.99%	12/14/2026	2,052,193	2,011,923	1,992,826
Hercules Borrower, LLC	Revolver	(2) (4) (5) (6) (13) (14)	Environmental Industries	SOFR + 625	11.74%	12/14/2026	38,398	28,547	38,398
Hercules Borrower, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Environmental Industries	SOFR + 625	11.74%	12/14/2026	6,042,428	5,951,949	6,042,428
Hercules Borrower, LLC	Term Loan	(3) (4) (5) (13) (14)	Environmental Industries	SOFR + 550	10.99%	12/14/2026	343,546	339,019	337,105
Hoosier Intermediate, LLC	Term Loan	(2) (3) (4) (5) (14)	Health Care Providers & Services	SOFR + 500	10.51%	11/15/2028	12,174,600	11,957,549	11,088,499
HS S.p.A Holding, Inc.	Revolver	(4) (5) (6) (14)	Consumer Services	SOFR + 575	11.07%	6/2/2028	155,977	136,590	147,593
HS S.p.A Holding, Inc.	Term Loan	(2) (3) (4) (5) (14)	Consumer Services	SOFR + 575	11.07%	6/1/2029	8,540,153	8,393,761	8,482,195
HUB International Ltd.	Term Loan, Tranche B	(2) (3) (4) (14)	Insurance	SOFR + 400	9.37%	11/10/2029	5,964,950	5,941,228	5,969,006
HUB International Ltd.	Term Loan, Tranche B	(2) (3) (4) (14)	Insurance	SOFR + 425	9.58%	6/20/2030	3,000,000	2,970,357	3,005,010
Hunter Holdco 3 Ltd.	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Health Care Providers & Services	SOFR + 425	9.74%	8/19/2028	3,719,688	3,707,071	3,705,739
iCIMS, Inc.	Revolver	(4) (5) (6) (14)	Software	SOFR + 725	12.63%	8/18/2028	407,214	372,644	401,672
iCIMS, Inc.	Term Loan	(2) (3) (4) (5) (14)	Software	SOFR + 725	12.63%	8/18/2028	26,374,280	26,001,680	26,314,339

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of September 30, 2023

Investments—Corporate Loans (79.9%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Imperva, Inc.	Term Loan	(3) (4) (13) (14)	Software	SOFR + 400	9.63%	1/12/2026	2,984,416	2,702,855	2,987,072
Infront Luxembourg Finance S.a.r.l.	Term Loan, Tranche B	(2) (3) (4) (5) (14)	Hotels, Restaurants & Leisure	EURIBOR + 900	12.78%	5/28/2027	€20,800,000	24,818,316	21,880,848
Integrity Marketing Acquisition, LLC	Delayed Draw Term Loan, 4th Amendment	(2) (3) (4) (5) (13) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 605	11.57%	8/27/2026	5,859,059	5,819,221	5,792,269
Integrity Marketing Acquisition, LLC	Delayed Draw Term Loan, 6th Amendment	(4) (5) (13) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 605	11.57%	8/27/2026	4,412,495	4,379,708	4,362,194
Integrity Marketing Acquisition, LLC	Delayed Draw Term Loan, 8th Amendment	(4) (5) (6) (13) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 602	11.54%	8/27/2026	2,955,739	2,834,630	2,802,720
Internap Holding, LLC	Term Loan	(3) (5) (8)	High Tech Industries	1.00%, 7.00% PIK	8.00%	7/31/2028	197,315	195,015	190,863
ION Trading Finance Ltd.	Term Loan	(2) (3) (4) (13) (14)	Software	SOFR + 475	10.24%	4/1/2028	7,126,509	7,099,457	7,016,619
IQN Holding Corp.	Term Loan	(2) (3) (4) (5) (14)	Business Services	SOFR + 525	10.67%	5/2/2029	6,922,703	6,857,706	6,961,570
IRIS Holdings, Inc.	Term Loan	(2) (3) (4) (14)	Chemicals, Plastics & Rubber	SOFR + 475	10.22%	6/28/2028	2,970,000	2,778,172	2,759,635
iRobot Corporation	Term Loan	(2) (3) (4) (5) (8) (13) (14)	Consumer Goods: Durable	SOFR + 650, 2.50% PIK	14.48%	7/24/2026	29,447,853	29,447,853	31,509,202
Jeg's Automotive, LLC	Revolver	(4) (5) (6) (13) (14)	Automotive	SOFR + 600	11.55%	12/22/2027	2,604,166	2,505,966	1,600,939
Jeg's Automotive, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Automotive	SOFR + 600	11.55%	12/22/2027	17,910,157	17,638,649	15,256,429
Kaseya, Inc.	Delayed Draw Term Loan	(4) (5) (6) (8) (14)	High Tech Industries	SOFR + 375, 2.50% PIK	11.62%	6/25/2029	70,080	51,298	63,919
Kaseya, Inc.	Revolver	(4) (5) (6) (8) (14)	High Tech Industries	SOFR + 375, 2.50% PIK	11.62%	6/25/2029	516,801	483,021	505,745
Kaseya, Inc.	Term Loan	(2) (3) (4) (5) (8) (14)	High Tech Industries	SOFR + 375, 2.50% PIK	11.62%	6/25/2029	35,529,178	34,920,566	35,338,235
KRE HYOD Owner, LLC	Term Loan, Tranche A1	(4) (5) (11) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 421	9.65%	9/13/2026	1,363,636	1,363,636	1,353,409
KRE HYOD Owner, LLC	Term Loan, Tranche A2	(4) (5) (11) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 1046	15.90%	9/13/2024	3,962,943	3,962,943	3,943,128
Legence Holdings, LLC	Term Loan	(2) (3) (4) (14)	Commercial Services & Supplies	SOFR + 375	9.17%	12/16/2027	3,435,394	3,429,117	3,418,217
LinQuest Corporation	Term Loan	(2) (3) (4) (5) (13) (14)	Aerospace & Defense	SOFR + 575	11.22%	7/28/2028	9,800,000	9,653,164	9,209,427
Loyalty Ventures, Inc.	Term Loan, Tranche B	(3) (4) (5) (14) (15)	Business Services	PRIME + 550	14.00%	11/3/2027	4,143,312	3,767,038	20,717
LVF Holdings, Inc.	Delayed Draw Term Loan	(2) (3) (4) (5) (13) (14)	Beverage, Food & Tobacco	SOFR + 600	11.54%	6/10/2027	5,731,809	5,654,355	5,639,543
LVF Holdings, Inc.	Initial Term Loan	(2) (3) (4) (5) (13) (14)	Beverage, Food & Tobacco	SOFR + 600	11.54%	6/10/2027	5,989,225	5,897,111	5,878,720
Material Holdings, LLC	Delayed Draw Term Loan	(4) (5) (6) (13) (14)	Business Services	SOFR + 600	11.49%	8/19/2027	768,793	749,689	696,058

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of September 30, 2023

Investments—Corporate Loans (79.9%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Material Holdings, LLC	Revolver	(4) (5) (6) (13) (14)	Business Services	SOFR + 600	11.49%	8/19/2027	230,179	220,528	193,588
Material Holdings, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Business Services	SOFR + 600	11.49%	8/19/2027	10,855,818	10,703,256	10,303,591
Maverick Acquisition, Inc.	Delayed Draw Term Loan	(2) (4) (5) (14)	Aerospace & Defense	SOFR + 625	11.64%	6/1/2027	2,405,288	2,373,519	1,851,275
Maverick Acquisition, Inc.	Initial Term Loan	(3) (4) (5) (14)	Aerospace & Defense	SOFR + 625	11.64%	6/1/2027	10,552,155	10,410,627	8,121,663
Mavis Tire Express Services Corp.	Term Loan, Tranche B	(2) (3) (4) (14)	Specialty Retail	SOFR + 400	9.43%	5/4/2028	3,421,250	3,409,161	3,409,276
McAfee, LLC	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Software	SOFR + 375	9.18%	3/1/2029	2,947,538	2,839,511	2,874,763
Medical Manufacturing Technologies, LLC	Delayed Draw Term Loan	(4) (5) (13) (14)	Health Care Providers & Services	SOFR + 550	11.05%	12/23/2027	5,112,392	5,037,023	5,072,779
Medical Manufacturing Technologies, LLC	Revolver	(4) (5) (6) (13) (14)	Health Care Providers & Services	SOFR + 550	11.05%	12/23/2027	1,136,317	1,113,767	1,124,310
Medical Manufacturing Technologies, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Health Care Providers & Services	SOFR + 550	11.05%	12/23/2027	12,686,718	12,494,722	12,588,414
MI Windows and Doors, LLC	Term Loan	(2) (3) (4) (13) (14)	Consumer Services	SOFR + 350	8.92%	12/18/2027	1,217,421	1,219,254	1,217,421
Mileage Plus Holdings, LLC	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Aerospace & Defense	SOFR + 525	10.80%	6/20/2027	1,875,000	1,852,487	1,945,519
Mitchell International, Inc.	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Software	SOFR + 375	9.18%	10/15/2028	4,925,000	4,851,238	4,837,384
NEFCO Holding Company, LLC	Delayed Draw Term Loan, Tranche A	(4) (5) (13) (14)	Construction & Engineering	SOFR + 650	11.86%	8/5/2028	594,502	584,594	594,296
NEFCO Holding Company, LLC	Delayed Draw Term Loan, Tranche B	(4) (5) (6) (13) (14)	Construction & Engineering	SOFR + 650	11.86%	8/5/2028	10,771	4,581	10,638
NEFCO Holding Company, LLC	Delayed Draw Term Loan, Tranche C	(4) (5) (13) (14)	Construction & Engineering	SOFR + 650	11.86%	8/5/2028	832,741	818,512	832,451
NEFCO Holding Company, LLC	Revolver	(4) (5) (6) (13) (14)	Construction & Engineering	SOFR + 650	11.86%	8/5/2028	330,796	318,166	330,530
NEFCO Holding Company, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Construction & Engineering	SOFR + 650	11.86%	8/5/2028	4,608,348	4,529,660	4,606,745
North Haven Fairway Buyer, LLC	Delayed Draw Term Loan, Tranche C1	(4) (5) (14)	Consumer Services	SOFR + 650	11.88%	5/17/2028	96,575	93,921	94,520
North Haven Fairway Buyer, LLC	Delayed Draw Term Loan, Tranche C2	(4) (5) (6) (14)	Consumer Services	SOFR + 650	11.89%	5/17/2028	3,845,048	3,544,715	3,607,575
North Haven Fairway Buyer, LLC	Revolver	(4) (5) (6) (14)	Consumer Services	SOFR + 650	11.89%	5/17/2028	1,250,000	1,209,050	1,196,402
North Haven Fairway Buyer, LLC	Term Loan	(2) (3) (4) (5) (14)	Consumer Services	SOFR + 650	11.89%	5/17/2028	10,150,078	9,985,467	9,934,097
North Haven Stallone Buyer, LLC	Delayed Draw Term Loan, 3rd Amendment	(4) (5) (6) (13) (14)	Consumer Services	SOFR + 575	11.47%	5/24/2027	112,079	108,884	110,747
Oak Purchaser, Inc.	Delayed Draw Term Loan	(4) (5) (6) (14)	Business Services	SOFR + 550	10.97%	4/28/2028	1,090,385	1,071,355	1,023,117
Oak Purchaser, Inc.	Term Loan	(2) (3) (4) (5) (14)	Business Services	SOFR + 550	10.97%	4/28/2028	5,030,030	4,984,949	4,875,566

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of September 30, 2023

Investments—Corporate Loans (79.9%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Ontario Gaming GTA LP	Term Loan, Tranche B	(2) (3) (4) (14)	Hotels, Restaurants & Leisure	SOFR + 425	9.57%	7/1/2030	1,500,000	1,485,186	1,500,000
Optiv Security, Inc.	Term Loan	(2) (3) (4) (14)	Business Services	SOFR + 525	10.34%	8/16/2026	5,000,000	4,847,075	4,832,500
Oranje Holdco, Inc.	Term Loan	(2) (3) (4) (5) (14)	Business Services	SOFR + 775	13.12%	2/1/2029	6,038,961	5,882,972	6,059,272
Packaging Coordinators Midco, Inc.	Term Loan	(2) (3) (4) (14)	Containers, Packaging & Glass	SOFR + 350	9.15%	11/30/2027	4,892,142	4,895,414	4,866,165
Pactiv Evergreen Group	Term Loan, Tranche B	(3) (4) (13) (14)	Containers, Packaging & Glass	SOFR + 350	8.93%	9/24/2028	2,000,000	1,997,500	1,996,620
Parkway Generation, LLC	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Energy: Oil & Gas	SOFR + 475	10.18%	2/18/2029	1,727,647	1,724,075	1,723,052
Parkway Generation, LLC	Term Loan, Tranche C	(2) (3) (4) (13) (14)	Energy: Oil & Gas	SOFR + 475	10.18%	2/18/2029	228,342	227,870	227,735
PEARLS Bidco B.V	Term Loan, Tranche B	(2) (3) (4) (14)	Transportation	SOFR + 375	9.12%	2/26/2029	2,955,000	2,948,982	2,942,087
Peraton Corp.	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Aerospace & Defense	SOFR + 375	9.17%	2/1/2028	3,892,543	3,847,905	3,880,398
Performance Health Holdings, Inc.	Term Loan, Tranche B	(2) (3) (4) (5) (13) (14)	Health Care Providers & Services	SOFR + 600	11.57%	7/12/2027	3,222,000	3,177,616	3,184,305
Pestco Intermediate, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Commercial Services & Supplies	SOFR + 650	11.92%	2/17/2028	3,687,973	3,545,489	3,594,301
PF Atlantic Holdco 2, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (6) (13) (14)	Hotels, Restaurants & Leisure	SOFR + 550	11.06%	11/12/2027	8,143,751	7,959,908	8,117,133
PF Atlantic Holdco 2, LLC	Revolver	(2) (4) (5) (6) (13) (14)	Hotels, Restaurants & Leisure	SOFR + 550	11.06%	11/12/2027	948,251	924,184	944,665
PF Atlantic Holdco 2, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Hotels, Restaurants & Leisure	SOFR + 550	11.06%	11/12/2027	10,163,526	10,013,272	10,142,388
Phoenix Guarantor, Inc.	Term Loan, Tranche B3	(2) (3) (4) (13) (14)	Health Care Providers & Services	SOFR + 350	8.93%	3/5/2026	3,979,592	3,943,015	3,958,022
Planview Parent, Inc.	Term Loan	(3) (4) (13) (14)	Software	SOFR + 400	9.65%	12/17/2027	4,013,041	3,793,444	3,952,284
Polaris Newco, LLC	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Software	SOFR + 400	9.43%	6/4/2028	3,675,000	3,661,818	3,513,557
Primetech Holdco S.a.r.l.	Term Loan	(3) (5) (8)	Insurance	12.00% PIK	12.00%	7/28/2029	€25,779,577	25,108,087	25,075,023
Proampac PG Borrower, LLC	Term Loan	(2) (3) (4) (14)	Containers, Packaging & Glass	SOFR + 375	8.93%	11/3/2025	5,861,539	5,856,233	5,823,439
Project Castle, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Business Services	SOFR + 550	10.76%	6/1/2029	4,950,000	4,499,005	4,380,750
Project Leopard Holdings, Inc.	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Software	SOFR + 525	10.72%	7/20/2029	3,989,975	3,707,009	3,511,178
Proofpoint, Inc.	Term Loan	(2) (3) (4) (13) (14)	Software	SOFR + 325	8.68%	8/31/2028	6,949,710	6,825,634	6,885,008
Prophix Software Inc.	Incremental Term Loan	(2) (3) (4) (5) (13) (14)	Software	SOFR + 650	11.93%	2/1/2026	6,907,722	6,825,916	6,907,722
Prophix Software Inc.	Term Loan	(2) (3) (4) (5) (13) (14)	Software	SOFR + 650	11.93%	2/1/2026	5,481,728	5,397,597	5,481,728
Propulsion (BC) Finco S.a.r.l.	Term Loan	(2) (3) (4) (14)	Aerospace & Defense	SOFR + 375	9.14%	9/14/2029	5,061,750	5,059,091	5,050,665

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of September 30, 2023

Investments—Corporate Loans (79.9%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Pushpay USA Inc.	Term Loan	(2) (3) (4) (5) (13) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 675	12.27%	5/10/2030	20,061,728	19,439,158	19,804,272
PXO Holdings I Corp.	Delayed Draw Term Loan	(4) (5) (6) (13) (14)	Chemicals, Plastics & Rubber	SOFR + 550	11.03%	3/8/2028	2,371,131	2,301,501	2,257,020
PXO Holdings I Corp.	Term Loan	(2) (3) (4) (5) (13) (14)	Chemicals, Plastics & Rubber	SOFR + 550	11.03%	3/8/2028	14,567,988	14,339,133	14,204,333
QBS Parent, Inc.	Term Loan	(2) (3) (4) (5) (14)	IT Services	SOFR + 425	9.67%	9/22/2025	5,968,668	5,121,254	5,491,175
Qnnect, LLC	Delayed Draw Term Loan	(4) (5) (6) (14)	Aerospace & Defense	SOFR + 700	12.08%	11/2/2029	30,349	12,142	38,274
Qnnect, LLC	Term Loan	(2) (3) (4) (5) (14)	Aerospace & Defense	SOFR + 700	12.08%	11/2/2029	2,627,320	2,555,505	2,657,383
Quantic Electronics, LLC	Incremental Term Loan, 2nd Amendment	(2) (3) (4) (5) (13) (14)	Aerospace & Defense	SOFR + 625	11.74%	11/19/2026	1,985,431	1,961,305	1,933,360
Quantic Electronics, LLC	Delayed Draw Term Loan, 3rd Amendment	(4) (5) (13) (14)	Aerospace & Defense	SOFR + 625	11.74%	3/1/2027	1,798,632	1,775,780	1,751,461
Quantic Electronics, LLC	Revolver, 3rd Amendment	(4) (5) (13) (14)	Aerospace & Defense	SOFR + 625	11.74%	11/19/2026	460,282	454,812	448,211
Quantic Electronics, LLC	Term Loan, 3rd Amendment	(2) (3) (4) (5) (13) (14)	Aerospace & Defense	SOFR + 625	11.74%	11/19/2026	2,803,582	2,767,113	2,730,055
Quantic Electronics, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (13) (14)	Aerospace & Defense	SOFR + 625	11.74%	3/1/2027	1,451,373	1,433,284	1,413,310
Quest Software US Holdings, Inc.	Term Loan	(2) (3) (4) (13) (14)	High Tech Industries	SOFR + 425	9.77%	2/1/2029	6,355,201	5,014,836	5,278,820
Rackspace Technology Global, Inc.	Term Loan, Tranche B	(2) (3) (4) (5) (13) (14)	High Tech Industries	SOFR + 275	8.19%	2/15/2028	4,974,490	2,329,826	2,235,436
Radwell Parent LLC	Term Loan, 1st Amendment	(2) (3) (4) (5) (14)	Distributors	SOFR + 675	12.14%	4/1/2029	18,465,121	17,967,022	18,526,073
Radwell Parent LLC	Revolver	(2) (4) (5) (6) (14)	Distributors	SOFR + 675	12.14%	4/1/2028	279,069	243,569	279,069
Redstone Holdco 2 LP	Term Loan	(2) (3) (4) (13) (14)	Computers and Electronics Retail	SOFR + 475	10.18%	4/27/2028	9,307,959	7,744,833	7,929,264
Rocket Software, Inc.	Term Loan	(3) (4) (14)	Software	SOFR + 475	10.07%	11/28/2028	5,000,000	4,925,000	4,925,000
Rocket Software, Inc.	Term Loan	(2) (3) (4) (13) (14)	Software	SOFR + 425	9.68%	11/28/2025	1,989,583	1,977,893	1,987,096
Rome Bidco Ltd.	Delayed Draw Term Loan, Capex Facility	(3) (4) (5) (6) (8) (14)	Hotels, Restaurants & Leisure	SONIA + 125, 6.50% PIK	12.94%	12/23/2027	£2,741,713	3,463,814	3,314,519
Rome Bidco Ltd.	Term Loan	(2) (3) (4) (5) (8) (14)	Hotels, Restaurants & Leisure	SONIA + 125, 6.50% PIK	12.94%	12/23/2027	£33,972,203	45,255,364	40,827,740
RSC Acquisition, Inc.	Delayed Draw Term Loan, Tranche 2	(4) (5) (13) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 550	11.03%	11/1/2026	1,218,630	1,187,853	1,217,488
RSC Acquisition, Inc.	Term Loan, Tranche C	(2) (3) (4) (5) (13) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 550	11.03%	11/1/2026	6,017,289	5,958,523	5,971,289
Sapphire Convention, Inc.	Revolver	(2) (3) (4) (5) (6) (13) (14)	Telecommunications	SOFR + 600	11.74%	11/20/2025	50,939	50,553	48,866

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of September 30, 2023

Investments—Corporate Loans (79.9%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Sapphire Convention, Inc.	Term Loan	(2) (3) (4) (5) (13) (14)	Telecommunications	SOFR + 600	11.74%	11/20/2025	4,124,168	4,095,542	4,111,580
Scientific Games Lottery	Term Loan, Tranche B	(3) (4) (14)	Hotels, Restaurants & Leisure	SOFR + 350	8.77%	4/4/2029	5,994,975	5,940,092	5,954,988
SCP Eye Care HoldCo, LLC	Delayed Draw Term Loan	(4) (5) (6) (13) (14)	Health Care Providers & Services	SOFR + 575	11.18%	10/5/2029	18,531	17,511	18,055
SCP Eye Care HoldCo, LLC	Revolver	(4) (5) (6) (13) (14)	Health Care Providers & Services	SOFR + 575	11.18%	10/5/2029	9,720	9,225	9,491
SCP Eye Care HoldCo, LLC	Term Loan	(4) (5) (13) (14)	Health Care Providers & Services	SOFR + 575	11.18%	10/5/2029	119,810	116,579	118,352
Sedgwick Claims Management Services, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Business Services	SOFR + 375	9.07%	2/24/2028	1,990,000	1,946,677	1,984,786
Skopima Merger Sub, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	High Tech Industries	SOFR + 400	9.43%	5/17/2028	2,940,000	2,922,810	2,858,885
Smarsh, Inc.	Delayed Draw Term Loan	(4) (5) (6) (14)	Software	SOFR + 650	11.84%	2/16/2029	510,180	493,717	500,684
Smarsh, Inc.	Term Loan	(2) (3) (4) (5) (14)	Software	SOFR + 650	11.84%	2/16/2029	4,081,438	4,010,225	4,041,079
SolarWinds Holdings, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Software	SOFR + 375	9.07%	2/5/2027	2,985,000	2,978,315	2,985,806
SonicWall US Holdings, Inc.	Term Loan	(3) (4) (14)	Electronic Equipment, Instruments & Components	SOFR + 500	10.40%	5/16/2028	3,000,000	2,910,414	2,937,660
Sophia, L.P.	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Software	SOFR + 350	8.92%	10/7/2027	4,929,922	4,901,952	4,914,540
Speedstar Holding Corp.	Delayed Draw Term Loan, 1st Amendment	(2) (4) (5) (13) (14)	Automotive	SOFR + 725	12.82%	1/22/2027	216,827	211,198	218,646
Speedstar Holding Corp.	Incremental Term Loan, 1st Amendment	(2) (3) (4) (5) (13) (14)	Automotive	SOFR + 725	12.82%	1/22/2027	922,809	898,833	930,548
Speedstar Holding Corp.	Term Loan	(2) (3) (4) (5) (13) (14)	Automotive	SOFR + 725	12.82%	1/22/2027	6,507,478	6,414,389	6,562,058
Spotless Brands, LLC	Delayed Draw Term Loan, Tranche A	(4) (5) (6) (13) (14)	Consumer Services	SOFR + 650	11.99%	7/25/2028	4,155,467	4,067,725	4,140,348
Spotless Brands, LLC	Delayed Draw Term Loan, Tranche B	(4) (5) (13) (14)	Consumer Services	SOFR + 650	11.99%	7/25/2028	939,724	723,792	983,060
Spotless Brands, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Consumer Services	SOFR + 650	11.99%	7/25/2028	21,028,134	20,675,186	20,967,597
Summit Acquisition, Inc.	Term Loan	(2) (3) (4) (5) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 675	12.14%	5/1/2030	7,443,763	7,156,196	7,349,056
Sunshine Luxembourg VII S.a.r.l	Term Loan, Tranche B3	(2) (3) (4) (13) (14)	Consumer Goods: Non-Durable	SOFR + 375	9.24%	10/1/2026	5,956,730	5,895,525	5,943,506
Syneos Health, Inc.	Term Loan, Tranche B	(3) (4) (14)	Health Care Providers & Services	SOFR + 400	9.31%	9/2/2030	3,000,000	2,955,000	2,929,590
Tank Holding Corp.	Incremental Term Loan	(2) (3) (4) (5) (13) (14)	Capital Equipment	SOFR + 600	11.42%	3/31/2028	7,301,241	7,006,953	7,079,096
Tank Holding Corp.	Revolver	(4) (5) (6) (13) (14)	Capital Equipment	SOFR + 575	11.17%	3/31/2028	1,296,551	1,271,289	1,247,026

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of September 30, 2023

Investments—Corporate Loans (79.9%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *		Amortized Cost	Fair Value
Tank Holding Corp.	Term Loan	(2) (3) (4) (5) (13) (14)	Capital Equipment	SOFR + 575	11.17%	3/31/2028		37,456,896	36,859,314	36,336,122
Teneo Holdings, LLC	Term Loan	(2) (3) (4) (13) (14)	Business Services	SOFR + 525	10.67%	7/12/2025		1,229,423	1,216,020	1,227,579
The Carlstar Group, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Automotive	SOFR + 650	11.92%	7/8/2027		5,618,701	5,487,146	5,648,922
TIBCO Software, Inc	Term Loan, Tranche B	(2) (3) (4) (13) (14)	High Tech Industries	SOFR + 450	9.99%	3/30/2029		9,950,000	9,151,886	9,554,089
Tiger Acquisition, LLC	Term Loan	(2) (3) (4) (13) (14)	High Tech Industries	SOFR + 325	8.67%	6/1/2028		2,940,000	2,940,000	2,899,105
TK Elevator Midco GmnH	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Capital Equipment	SOFR + 350	9.38%	7/30/2027		5,856,479	5,861,493	5,838,909
Trader Corporation	Term Loan	(2) (3) (4) (5) (14)	Automotive	CDOR + 675	12.13%	12/22/2029	C$	3,005,134	2,154,758	2,231,950
Triton Water Holdings, Inc.	Term Loan	(2) (3) (4) (13) (14)	Beverage, Food & Tobacco	SOFR + 325	8.90%	3/31/2028		5,288,335	5,255,458	5,147,295
Tufin Software North America, Inc.	IRA Delayed Draw Term Loan	(4) (5) (6) (13) (14)	Software	SOFR + 769	13.23%	8/25/2028		186,259	165,019	148,541
Tufin Software North America, Inc.	Term Loan	(2) (3) (4) (5) (13) (14)	Software	SOFR + 769	13.23%	8/25/2028		26,503,226	26,055,776	25,946,101
UKG Inc.	Term Loan	(2) (3) (4) (14)	Software	SOFR + 325	8.62%	5/4/2026		5,895,323	5,831,508	5,873,864
United Airlines, Inc.	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Aerospace & Defense	SOFR + 375	9.18%	4/21/2028		3,135,756	3,134,086	3,136,477
USALCO, LLC	Term Loan, Tranche A	(2) (3) (4) (5) (13) (14)	Chemicals, Plastics & Rubber	SOFR + 600	11.43%	10/19/2027		4,912,500	4,840,690	4,912,500
USI, Inc.	Term Loan	(3) (4) (14)	Insurance	SOFR + 325	8.57%	9/14/2030		1,000,000	997,500	996,670
USI, Inc.	Term Loan	(3) (4) (14)	Insurance	SOFR + 325	8.57%	9/14/2030		4,000,000	3,990,000	3,988,320
USR Parent, Inc.	Term Loan, 3rd Amendment	(2) (3) (4) (5) (14)	Specialty Retail	SOFR + 760	12.93%	4/25/2027		3,888,889	3,859,223	3,837,816
Verifone Systems, Inc.	Term Loan	(2) (3) (4) (14)	High Tech Industries	SOFR + 400	9.65%	8/20/2025		2,641,564	2,630,708	2,428,997
VGL Midco Ltd.	Term Loan, Tranche B1	(5) (8)	Retail	8.75%, 5.25% PIK	14.00%	7/17/2024		£11,516,981	15,632,025	13,419,533
VGL Midco Ltd.	Term Loan, Tranche B2	(5) (8)	Retail	14.00% PIK	14.00%	7/17/2024		£11,692,753	15,739,019	13,624,344
Vision Solutions, Inc.	Incremental Term Loan	(2) (3) (4) (13) (14)	Software	SOFR + 400	9.61%	4/24/2028		2,974,058	2,635,518	2,876,776
Voyage Australia Pty Ltd.	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Telecommunications	SOFR + 350	9.09%	7/20/2028		5,894,930	5,891,673	5,835,981
WCG Purchaser Corp	Term Loan	(2) (3) (4) (13) (14)	Software	SOFR + 400	9.43%	1/8/2027		1,907,381	1,910,885	1,883,539
Windsor Holdings III, LLC	Term Loan, Tranche B	(2) (3) (4) (14)	Chemicals, Plastics & Rubber	SOFR + 450	9.83%	8/1/2030		3,000,000	2,940,928	2,985,000
Wineshipping.Com, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (6) (13) (14)	Beverage, Food & Tobacco	SOFR + 575	11.31%	10/29/2027		373,601	346,042	269,366
Wineshipping.Com, LLC	Revolver	(2) (3) (4) (5) (6) (13) (14)	Beverage, Food & Tobacco	SOFR + 575	11.31%	10/29/2027		1,509,500	1,481,656	1,405,066

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of September 30, 2023

Investments—Corporate Loans (79.9%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Wineshipping.Com, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Beverage, Food & Tobacco	SOFR + 575	11.31%	10/29/2027	13,659,981	13,459,289	12,941,737
Yellowstone Buyer Acquisition, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Consumer Goods: Durable	SOFR + 575	11.20%	9/13/2027	6,623,820	6,529,215	6,373,561
YLG Holdings, Inc.	Delayed Draw Term Loan	(2) (3) (4) (5) (13) (14)	Consumer Services	SOFR + 500	10.32%	11/1/2025	771,859	761,638	771,859
YLG Holdings, Inc.	Incremental Term Loan	(3) (4) (5) (13) (14)	Consumer Services	SOFR + 500	10.32%	11/1/2025	1,173,500	1,158,479	1,173,500
Zelis Healthcare Corp.	Term Loan	(2) (3) (4) (13) (14)	Health Care Technology	SOFR + 350	8.93%	9/30/2026	3,979,540	3,963,424	3,977,470
First Lien Debt Total (Cost of $1,539,550,658)								$1,539,550,658	$1,514,350,016

Second Lien Debt (10.1%)
11852604 Canada, Inc.	Term Loan	(4) (5) (8) (13) (14)	Health Care Providers & Services	SOFR + 9.50% PIK	15.04%	9/30/2028	$33,839,413	$33,355,073	$33,331,821
520 Mezz Owner 2, LLC	Term Loan, Mezzanine	(4) (5) (6) (8) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 12.62% PIK	17.95%	3/2/2026	7,596,054	7,385,585	7,462,632
Aimbridge Acquisition Co., Inc.	Term Loan	(2) (3) (4) (5) (13) (14)	Hotels, Restaurants & Leisure	SOFR + 750	12.94%	2/1/2027	1,712,000	1,696,322	1,636,678
AP Plastics Acquisition Holdings, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Chemicals, Plastics & Rubber	SOFR + 750	12.92%	8/10/2029	19,090,000	18,667,248	18,558,309
Apex Group Treasury, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 675	12.40%	7/27/2029	13,864,250	13,641,983	13,760,268
AQA Acquisition Holding, Inc.	Incremental Term Loan	(2) (3) (4) (5) (13) (14)	High Tech Industries	SOFR + 750	12.97%	3/3/2029	5,538,462	5,431,732	5,458,740
ARCO BPS Holdings Ltd.	Term Loan, Mezzanine	(2) (3) (4) (5) (14)	Banking, Finance, Insurance & Real Estate	EURIBOR + 850	12.28%	6/30/2026	€1,876,305	2,114,775	1,983,723
Blackbird Purchaser, Inc.	Term Loan, 3rd Amendment	(2) (3) (4) (5) (13) (14)	Capital Equipment	SOFR + 750	12.92%	4/8/2027	18,388,382	18,123,909	18,388,382
Boxer Parent Company Inc.	Term Loan	(2) (3) (4) (13) (14)	Software	SOFR + 550	10.93%	2/27/2026	4,000,000	3,952,801	3,976,440
Brave Parent Holdings, Inc.	Term Loan	(2) (3) (4) (5) (14)	Software	SOFR + 750	12.97%	4/19/2026	3,639,355	3,605,839	3,639,355
Drilling Info Holdings, Inc.	Incremental Term Loan	(2) (3) (4) (5) (13) (14)	Energy: Oil & Gas	SOFR + 825	13.67%	7/30/2026	4,200,000	4,132,800	4,200,000
Fastlane Parent Co., Inc.	Term Loan	(2) (3) (4) (5) (13) (14)	Automotive	SOFR + 875	14.18%	12/21/2026	2,500,000	2,439,659	2,425,000
National Mentor Holdings, Inc.	Term Loan	(2) (3) (4) (5) (13) (14)	Health Care Providers & Services	SOFR + 725	12.74%	3/2/2029	2,000,000	1,984,929	1,340,000
Neptune Bidco US, Inc.	Term Loan	(2) (3) (4) (5) (13) (14)	Professional Services	SOFR + 975	15.15%	10/11/2029	43,000,000	41,808,484	42,355,000
Outcomes Group Holdings, Inc.	Term Loan	(2) (3) (4) (5) (14)	Business Services	SOFR + 750	13.02%	10/26/2026	384,615	384,195	381,604

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of September 30, 2023

Investments—Corporate Loans (79.9%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
PAI Holdco, Inc.	Term Loan	(2) (3) (4) (5) (8) (13) (14)	Automotive	SOFR + 550, 2.00% PIK	13.02%	10/28/2028	3,576,064	3,503,907	3,428,263
Peraton Corp.	Term Loan, Tranche B1	(2) (3) (4) (5) (13) (14)	Aerospace & Defense	SOFR + 775	13.23%	2/1/2029	4,444,944	4,393,457	4,434,405
Quartz Holding Company	Term Loan	(2) (3) (4) (5) (13) (14)	Software	SOFR + 800	13.42%	4/2/2027	1,200,000	1,187,947	1,182,804
Queensgate Gem UK Midco Ltd.	Term Loan	(5) (8)	Hotels, Restaurants & Leisure	12.75% PIK	12.75%	3/15/2024	£2,803,399	3,746,531	3,420,427
Queensgate Gem UK Midco Ltd.	Term Loan, Mezzanine	(5) (8)	Hotels, Restaurants & Leisure	5.31%, 5.63% PIK	10.94%	3/15/2024	£5,230,985	7,032,412	6,398,281
R&F International Sub 2 Ltd.	Term Loan, Mezzanine	(3) (4) (5) (6) (14)	Business Services	SONIA + 1303	18.23%	6/13/2026	£25,700,920	30,848,017	30,896,010
RXR Atlas Mezz, LLC	Term Loan, Mezzanine	(4) (5) (14)	Real Estate Management & Development	SOFR + 1000	15.32%	8/25/2025	5,000,000	4,950,973	4,987,500
SonicWall US Holdings, Inc.	Term Loan	(2) (3) (4) (13) (14)	Electronic Equipment, Instruments & Components	SOFR + 750	13.04%	5/18/2026	1,500,000	1,433,605	1,405,320
TruGreen Limited Partnership	Term Loan	(2) (3) (4) (5) (13) (14)	Consumer Services	SOFR + 850	14.13%	11/2/2028	2,000,000	1,970,791	1,897,864
Zippy Shell Incorporated	Delayed Draw Term Loan	(5)	Commercial Services & Supplies	13.00%	13.00%	11/2/2025	600,000	589,077	612,000
Zippy Shell Incorporated	Term Loan	(2) (3) (5)	Commercial Services & Supplies	13.00%	13.00%	11/2/2025	2,400,000	2,354,262	2,448,000
Second Lien Debt Total (Cost of $220,736,313)								$220,736,313	$220,008,826
Corporate Loans Total (Cost of $1,760,286,971)								$1,760,286,971	$1,734,358,842

Investments—Collateralized Loan Obligations (25.7%)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
522 Funding CLO Ltd.	Series 2019-5A, Class DR	(4) (5) (7) (14)	SOFR + 325	8.56%	4/15/2035	$8,100,000	$7,301,745	$7,461,072
522 Funding CLO Ltd.	Series 2019-5A,Class ER	(4) (5) (7) (14)	SOFR + 676	12.07%	4/15/2035	1,400,000	1,243,329	1,252,444
720 East CLO Ltd.	Series 2023-2A, Class D	(4) (5) (7) (14)	SOFR + 515	10.55%	10/15/2036	2,000,000	2,000,000	2,000,504
AGL CLO 1 Ltd.	Series 2019-1A, Class ER	(2) (4) (5) (7) (13) (14)	SOFR + 650	12.09%	10/20/2034	5,500,000	5,154,798	5,003,565
AGL CLO 19 Ltd.	Series 2022-19A, Class E	(2) (4) (5) (7) (14)	SOFR + 801	13.34%	7/21/2035	6,050,000	5,883,099	6,038,826
AGL CLO 5 Ltd.	Series 2020-5A, Class ER	(2) (4) (5) (7) (13) (14)	SOFR + 645	12.04%	7/20/2034	2,000,000	1,814,525	1,890,144
AGL CLO Ltd.	Series 2020-9A, Class E	(2) (4) (5) (7) (13) (14)	SOFR + 726	12.85%	1/20/2034	1,000,000	983,767	981,364
AGL CLO Ltd.	Series 2022-20A, Class E	(2) (4) (5) (7) (14)	SOFR + 836	13.69%	7/20/2035	2,700,000	2,606,196	2,709,002
Allegany Park CLO Ltd.	Series 2019-1A, Class ER	(4) (5) (7) (14)	SOFR + 640	11.73%	1/20/2035	1,500,000	1,408,611	1,403,565
American Money Management Corp.	Series 2014-14A, Class B2L1	(2) (4) (5) (7) (13) (14)	SOFR + 735	12.96%	7/25/2029	1,503,036	1,448,786	1,432,479
Anchorage Capital CLO Ltd.	Series 2021-18A, Class E	(2) (4) (5) (7) (13) (14)	SOFR + 646	12.03%	4/15/2034	4,000,000	3,967,259	3,587,896
Anchorage Capital CLO Ltd.	Series 2021-21A, Class SUB	(4) (5) (7) (12)			10/20/2034	8,830,000	6,979,509	5,537,655
Anchorage Capital CLO Ltd.	Series 2016-8A, Class DR2	(4) (5) (7) (13) (14)	SOFR + 360	9.22%	10/27/2034	3,100,000	2,987,664	3,002,195
Anchorage Capital CLO Ltd.	Series 2019-13A, Class ER	(2) (4) (5) (7) (13) (14)	SOFR + 670	12.27%	4/15/2034	6,400,000	6,308,028	5,900,045
Antares CLO Ltd.	Series 2017-1A, Class DR	(4) (5) (7) (13) (14)	SOFR + 365	9.24%	4/20/2033	5,000,000	4,673,803	4,691,425
Antares CLO Ltd.	Series 2017-2A, Class DR	(4) (5) (7) (13) (14)	SOFR + 375	9.34%	10/20/2033	2,000,000	1,907,742	1,865,710

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of September 30, 2023

Investments—Collateralized Loan Obligations (25.7%)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Apidos CLO Ltd.	Series 2012-11A, Class ER3	(4) (5) (7) (13) (14)	SOFR + 657	12.14%	4/17/2034	1,528,500	1,351,127	1,440,737
Apidos CLO Ltd.	Series 2018-18A, Class E	(2) (4) (5) (7) (13) (14)	SOFR + 570	11.31%	10/22/2030	4,100,000	3,968,037	3,799,966
Apidos CLO Ltd.	Series 2023-45A, Class E	(4) (5) (7) (14)	SOFR + 840	13.56%	4/26/2036	2,470,000	2,424,210	2,525,061
Arbour CLO IX DAC	Series 9X, Class E	(4) (5) (14) (16)	EURIBOR + 579	9.45%	4/15/2034	€2,337,000	2,167,099	2,134,469
Ares CLO Ltd.	Series 2021-60A, Class SUB	(4) (5) (7) (12)			7/18/2034	6,500,000	4,873,002	3,390,748
Ares CLO Ltd.	Series 2022-66A, Class DR	(4) (5) (7) (14)	SOFR + 500	10.35%	7/25/2036	6,750,000	6,750,000	6,749,514
Ares CLO Ltd.	Series 2017-43A, Class ER	(4) (5) (7) (13) (14)	SOFR + 686	12.43%	7/15/2034	7,333,334	6,919,150	6,885,971
Avoca CLO	Series 28A, Class E	(4) (5) (7) (14)	EURIBOR + 736	10.70%	4/15/2037	€1,350,000	1,370,842	1,365,646
Babson CLO Ltd.	Series 2017-1A, Class F	(2) (4) (5) (7) (13) (14)	SOFR + 745	13.02%	7/18/2029	2,500,000	2,472,260	2,240,790
Babson CLO Ltd.	Series 2019-2A, Class DR	(4) (5) (7) (13) (14)	SOFR + 678	12.35%	4/15/2036	1,600,000	1,440,019	1,498,547
Babson CLO Ltd.	Series 2020-1A, Class ER	(4) (5) (7) (13) (14)	SOFR + 665	12.22%	10/15/2036	1,600,000	1,458,684	1,514,277
Babson CLO Ltd.	Series 2021-3A, Class SUB	(4) (5) (7) (12)			1/18/2035	14,100,000	10,802,159	8,314,686
Babson CLO Ltd.	Series 2022-4A, Class E	(4) (5) (7) (14)	SOFR + 840	13.73%	10/20/2034	1,333,334	1,239,732	1,340,051
Bain Capital Credit CLO Ltd.	Series 2022-3A, Class E	(2) (4) (5) (7) (14)	SOFR + 735	12.66%	7/17/2035	4,250,000	4,146,486	3,915,733
Bain Capital Euro CLO	Series 2022-1X, Class E	(2) (4) (5) (14) (16)	EURIBOR + 699	10.68%	10/19/2034	€2,000,000	2,132,821	1,982,143
Ballyrock CLO Ltd.	Series 2022-20A, Class D	(4) (5) (7) (14)	SOFR + 819	13.50%	7/15/2034	1,333,334	1,323,910	1,318,805
Ballyrock CLO Ltd.	Series 2022-21A, Class D	(4) (5) (7) (14)	SOFR + 876	14.09%	10/20/2035	1,000,000	962,364	1,004,222
Ballyrock CLO Ltd.	Series 2023-24A, Class D	(4) (5) (7) (14)	SOFR + 837	13.63%	7/15/2036	3,350,000	3,325,936	3,393,657
Bardin Hill CLO Ltd.	Series 2021-2A, Class D	(4) (5) (7) (13) (14)	SOFR + 336	8.97%	10/25/2034	2,000,000	1,798,975	1,836,064
Barings Private Credit Corp. CLO Ltd.	Series 2023-1A, Class C	(4) (5) (7) (14)	SOFR + 635	11.76%	7/15/2031	2,000,000	2,000,000	1,999,258
Battalion CLO Ltd.	Series 2021-19A, Class D	(4) (5) (7) (13) (14)	SOFR + 325	8.82%	4/15/2034	2,500,000	2,210,107	2,327,798
Battalion CLO Ltd.	Series 2017-11A, Class ER	(2) (4) (5) (7) (13) (14)	SOFR + 685	12.46%	4/24/2034	3,000,000	2,974,835	2,490,495
BCC Middle Market CLO, LLC	Series 2023-1A, Class D	(4) (5) (7) (14)	SOFR + 665	12.07%	7/20/2035	3,350,000	3,350,000	3,348,000
Benefit Street Partners CLO Ltd.	Series 2014-IVA, Class DRR	(2) (4) (5) (7) (13) (14)	SOFR + 720	12.79%	1/20/2032	2,500,000	2,480,572	2,340,260
Benefit Street Partners CLO Ltd.	Series 2016-10A, Class DRR	(2) (4) (5) (7) (13) (14)	SOFR + 675	12.34%	4/20/2034	3,500,000	3,442,195	3,416,802
Benefit Street Partners CLO Ltd.	Series 2019-19A, Class E	(4) (5) (7) (13) (14)	SOFR + 702	12.59%	1/15/2033	2,690,000	2,503,619	2,612,886
Benefit Street Partners CLO Ltd.	Series 2022-29A, Class E	(4) (5) (7) (14)	SOFR + 781	13.16%	1/25/2036	1,666,667	1,650,741	1,664,430
Benefit Street Partners CLO Ltd.	Series 2022-27A, Class E	(2) (4) (5) (7) (14)	SOFR + 812	13.45%	7/20/2035	3,734,483	3,561,750	3,742,934
Birch Grove CLO 4 Ltd.	Series 2022-4A, Class D	(4) (5) (7) (14)	SOFR + 386	9.17%	4/15/2034	2,250,000	2,164,396	2,138,508
Birch Grove CLO Ltd.	Series 2023-6A, Class D	(4) (5) (7) (14)	SOFR + 583	11.12%	7/20/2035	5,000,000	4,951,981	4,971,950
BlackRock European CLO DAC	Series 14A, Class E	(4) (5) (7) (14)	EURIBOR + 767	11.44%	7/15/2036	€1,150,000	1,195,697	1,187,926
BlackRock European CLO DAC	Series 5X, Class SUB	(4) (5) (12) (16)			7/16/2031	€2,750,000	1,497,743	1,093,714
BlueMountain CLO Ltd.	Series 2019-24A, Class ER	(2) (4) (5) (7) (13) (14)	SOFR + 684	12.43%	4/20/2034	4,000,000	3,996,663	3,634,464
BlueMountain CLO Ltd.	Series 2019-25A, Class ER	(2) (4) (5) (7) (13) (14)	SOFR + 725	12.82%	7/15/2036	5,725,000	5,705,714	5,132,262
BlueMountain CLO Ltd.	Series 2021-31A, Class E	(4) (5) (7) (13) (14)	SOFR + 653	12.11%	4/19/2034	735,000	638,062	664,567
BlueMountain CLO Ltd.	Series 2021-33A, Class SUB	(4) (5) (7) (12)			11/20/2034	5,900,000	4,623,239	3,720,893
Brightwood Capital MM CLO Ltd.	Series 2023-1A, Class C	(4) (5) (7) (14)	SOFR + 480	10.20%	10/15/2035	2,900,000	2,842,003	2,842,000
Bryant Park Funding Ltd.	Series 2023-21A, Class D	(4) (5) (7) (14)	SOFR + 545	10.94%	10/18/2036	4,800,000	4,800,000	4,800,816

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of September 30, 2023

Investments—Collateralized Loan Obligations (25.7%)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Buckhorn Park CLO Ltd.	Series 2019-1A, Class SUB	(4) (5) (7) (12)			7/18/2034	14,400,000	10,558,296	8,212,623
CBAM CLO Management	Series 2017-3A, Class ER	(2) (4) (5) (7) (13) (14)	SOFR + 711	12.68%	7/17/2034	4,000,000	3,966,003	3,520,628
CBAM CLO Management	Series 2021-15A, Class SUB	(4) (5) (7) (12)			1/15/2036	11,267,262	8,663,503	6,847,656
Cedar Funding CLO Ltd.	Series 2016-6A, Class SUB	(4) (5) (7) (12)			4/20/2034	17,821,729	13,060,858	11,019,221
Cent CLO 29 Ltd	Series 2020-29A, Class D1R	(4) (5) (7) (13) (14)	SOFR + 360	9.19%	10/20/2034	3,900,000	3,694,230	3,708,338
CIFC European Funding CLO	Series 4X, Class E	(4) (5) (14) (16)	EURIBOR + 597	9.63%	8/18/2035	€2,845,000	2,738,214	2,703,509
CIFC Funding Ltd.	Series 2015-4A, Class SUB	(4) (5) (7) (12)			4/20/2034	5,952,500	2,771,578	2,187,759
CIFC Funding Ltd.	Series 2019-2A, Class ER	(4) (5) (7) (13) (14)	SOFR + 659	12.16%	4/17/2034	2,850,000	2,831,902	2,785,376
CIFC Funding Ltd.	Series 2020-4A, Class E	(4) (5) (7) (13) (14)	SOFR + 685	12.42%	1/15/2034	2,250,000	2,230,903	2,189,277
CIFC Funding Ltd.	Series 2021-3A, Class E1	(4) (5) (7) (13) (14)	SOFR + 640	11.97%	7/15/2036	1,500,000	1,473,648	1,447,131
CIFC Funding Ltd.	Series 2023-1A, Class E	(4) (5) (7) (14)	SOFR + 715	12.52%	10/15/2037	6,000,000	6,000,000	6,000,000
Clover CLO Ltd.	Series 2021-1A, Class E	(2) (4) (5) (7) (13) (14)	SOFR + 660	12.21%	4/22/2034	3,000,000	3,000,000	2,827,218
Cordatus CLO PLC	Series 27A, Class E	(4) (5) (7) (14)	EURIBOR + 835	12.13%	4/15/2035	€2,125,000	2,214,653	2,249,002
Cordatus CLO PLC	Series 22X, Class E	(4) (5) (14) (16)	EURIBOR + 616	10.01%	12/15/2034	€1,550,000	1,533,795	1,479,698
Crown Point CLO Ltd.	Series 2021-10A, Class E	(2) (4) (5) (7) (13) (14)	SOFR + 685	12.44%	7/20/2034	3,000,000	2,923,571	2,774,202
Crown Point CLO Ltd.	Series 2019-8A, Class ER	(4) (5) (7) (13) (14)	SOFR + 713	12.72%	10/20/2034	3,462,500	3,013,896	3,230,599
Crown Point CLO Ltd.	Series 2020-9A, Class DR	(4) (5) (7) (13) (14)	SOFR + 375	9.32%	7/14/2034	2,000,000	1,835,741	1,954,518
Danby Park CLO Ltd.	Series 2022-1A, Class M1	(4) (5) (7) (12)			10/21/2035	7,190,750	—	122,041
Danby Park CLO Ltd.	Series 2022-1A, Class M2	(4) (5) (7) (12)			10/21/2035	7,190,750	—	274,140
Danby Park CLO Ltd.	Series 2022-1A, Class SUB	(4) (5) (7) (12)			10/21/2035	7,190,750	5,836,034	6,596,248
Davis Park CLO Ltd.	Series 2022-1A, Class E	(2) (4) (5) (7) (14)	SOFR + 695	12.28%	4/20/2035	5,000,000	5,000,000	4,850,155
Dryden Senior Loan Fund CLO Ltd.	Series 2021-95A, Class SUB	(4) (5) (7) (12)			8/20/2034	4,915,323	3,781,531	3,022,540
Dryden Senior Loan Fund CLO Ltd.	Series 2022-106A, Class E	(4) (5) (7) (14)	SOFR + 887	14.18%	10/15/2035	1,333,334	1,283,037	1,353,330
Elevation CLO Ltd.	Series 2021-13A, Class E	(2) (4) (5) (7) (13) (14)	SOFR + 695	12.52%	7/15/2034	3,000,000	2,949,170	2,563,722
Elmwood CLO 22 Ltd.	Series 2023-1A, Class E	(4) (5) (7) (14)	SOFR + 765	12.43%	4/17/2036	3,350,000	3,350,000	3,384,626
Elmwood CLO III Ltd.	Series 2019-3A, Class ER	(4) (5) (7) (13) (14)	SOFR + 650	12.09%	10/20/2034	2,650,000	2,638,869	2,581,495
Empower CLO Ltd.	Series 2022-1A, Class E	(4) (5) (7) (14)	SOFR + 855	13.88%	10/20/2034	1,000,000	953,432	1,015,228
Empower CLO Ltd.	Series 2023-1A, Class E	(4) (5) (7) (14)	SOFR + 822	13.29%	4/25/2036	2,470,000	2,453,644	2,512,314
Empower CLO Ltd.	Series 2023-2A, Class D	(4) (5) (7) (14)	SOFR + 540	10.74%	7/15/2036	2,000,000	2,000,000	1,999,370
Flatiron CLO Ltd.	Series 2021-1A, Class E	(4) (5) (7) (13) (14)	SOFR + 600	11.58%	7/19/2034	3,750,000	3,643,110	3,601,890
Generate CLO 8 Ltd.	Series 8A, Class ER	(4) (5) (7) (13) (14)	SOFR + 695	12.54%	10/20/2034	2,820,000	2,613,954	2,685,545
Glenbrook Park CLO DAC	Series 1A, Class E	(4) (5) (7) (14)	EURIBOR + 758	11.27%	7/21/2036	€2,750,000	2,783,152	2,762,560
Golub Capital Partners CLO Ltd.	Series 2021-53A, Class E	(2) (4) (5) (7) (13) (14)	SOFR + 670	12.29%	7/20/2034	4,000,000	3,966,222	3,838,196
Golub Capital Partners CLO Ltd.	Series 2023-68A, Class D	(4) (5) (7) (14)	SOFR + 545	10.85%	7/25/2036	6,750,000	6,750,000	6,767,570
Golub Capital Partners CLO Ltd.	Series 2021-54A, Class D	(4) (5) (7) (13) (14)	SOFR + 385	9.48%	8/5/2033	3,750,000	3,570,141	3,399,653
Golub Capital Partners CLO Ltd.	Series 2013-16A, Class DR2	(4) (5) (7) (13) (14)	SOFR + 400	9.61%	7/25/2033	2,000,000	1,927,508	1,818,352
Halseypoint CLO Ltd.	Series 2023-7A, Class D	(4) (5) (7) (14)	SOFR + 584	11.10%	7/20/2036	3,100,000	3,070,357	3,124,915
Henley Funding Ltd.	Series 7X, Class E	(2) (4) (5) (14) (16)	EURIBOR + 714	10.86%	4/25/2034	€2,000,000	2,143,283	2,051,255

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of September 30, 2023

Investments—Collateralized Loan Obligations (25.7%)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
HPS Loan Management Ltd.	Series 2023-18A, Class D	(4) (5) (7) (14)	SOFR + 575	11.01%	7/20/2036	3,750,000	3,750,000	3,756,041
HPS Private Credit CLO 2023 1, LLC	Series 2023-1A, Class D	(4) (5) (7) (14)	SOFR + 675	12.01%	7/15/2035	6,000,000	6,000,000	5,965,776
Invesco CLO Ltd.	Series 2021-1A, Class E	(4) (5) (7) (13) (14)	SOFR + 646	12.03%	4/15/2034	3,075,000	2,942,721	2,879,950
Invesco CLO Ltd.	Series 2023-3A, Class D	(4) (5) (7) (14)	SOFR + 540	10.82%	7/15/2036	3,900,000	3,900,000	3,926,618
Invesco CLO Ltd.	Series 2023-3A, Class E	(4) (5) (7) (14)	SOFR + 816	13.58%	7/15/2036	3,000,000	2,940,528	3,004,746
Ivy Hill Middle Market Credit Fund Ltd.	Series 21A, Class D	(4) (5) (7) (14)	SOFR + 640	11.82%	7/18/2035	2,000,000	2,000,000	1,999,122
KKK Financial CLO Ltd.	Series 10, Class ER	(2) (4) (5) (7) (13) (14)	SOFR + 650	12.17%	9/15/2029	3,000,000	2,970,217	2,936,670
KKK Financial CLO Ltd.	Series 2021-36A, Class SUB	(4) (5) (7) (12)			10/15/2034	8,600,000	6,631,792	6,255,964
KKK Financial CLO Ltd.	Series 2023-46A, Class E	(4) (5) (7) (14)	SOFR + 821	12.86%	4/20/2035	2,100,000	2,074,551	2,071,497
KKK Financial CLO Ltd.	Series 2023-52A, Class E	(4) (5) (7) (14)	SOFR + 881	14.09%	7/16/2036	1,000,000	975,792	999,870
KKR Financial CLO Ltd.	Series 35A, Class E	(4) (5) (7) (13) (14)	SOFR + 682	12.41%	10/20/2034	1,500,000	1,377,796	1,394,399
Madison Park Euro Funding	Series 9X, Class ER	(4) (5) (14) (16)	EURIBOR + 611	9.77%	7/15/2035	€5,725,000	5,486,674	5,268,743
Madison Park Funding Ltd.	Series 2018-32A, Class ER	(4) (5) (7) (13) (14)	SOFR + 620	11.81%	1/22/2031	1,800,000	1,667,996	1,714,298
Madison Park Funding Ltd.	Series 2022-54A, Class E1	(4) (5) (7) (14)	SOFR + 895	14.28%	10/21/2034	750,000	728,946	763,931
Madison Park Funding Ltd.	Series 2023-63A, Class D	(4) (5) (7) (14)	SOFR + 550	10.58%	4/21/2035	3,500,000	3,500,000	3,560,214
Madison Park Funding Ltd.	Series 2023-63A, Class E	(4) (5) (7) (14)	SOFR + 857	13.65%	4/21/2035	6,000,000	5,864,899	6,041,256
Madison Park Funding Ltd.	Series 2022-55A, Class E	(2) (4) (5) (7) (14)	SOFR + 817	13.48%	7/18/2035	5,818,182	5,710,764	5,856,605
Madison Park Funding Ltd.	Series 2020-47A, Class E	(2) (4) (5) (7) (13) (14)	SOFR + 746	13.04%	1/19/2034	700,000	690,139	699,941
Madison Park Funding Ltd.	Series 2015-17A, Class SUB	(4) (5) (7) (12)			7/21/2030	24,315,250	8,081,807	4,481,396
Marble Point CLO XX Ltd.	Series 2021-1A, Class E	(2) (4) (5) (7) (13) (14)	SOFR + 711	12.72%	4/23/2034	2,500,000	2,478,959	2,294,595
Marble Point CLO XXI Ltd.	Series 2021-3A, Class E	(2) (4) (5) (7) (13) (14)	SOFR + 720	12.77%	10/17/2034	4,000,000	3,930,925	3,576,732
Morgan Stanley Eaton Vance CLO	Series 2022-18A, Class D	(4) (5) (7) (14)	SOFR + 500	10.33%	10/20/2035	4,000,000	3,975,811	4,018,536
Neuberger Berman CLO Ltd	Series 2015-20A, Class ERP	(4) (5) (7) (13) (14)	SOFR + 650	12.07%	7/15/2034	1,000,000	907,737	922,760
Neuberger Berman CLO Ltd	Series 2022-49A, Class E	(4) (5) (7) (14)	SOFR + 700	12.35%	7/25/2034	480,000	461,733	472,952
Neuberger Berman Loan Advisers	Series 2023-1A, Class D1	(4) (5) (7) (14)	SOFR + 500	10.42%	10/25/2036	3,850,000	3,811,500	3,811,500
Oak Hill Credit Partners	Series 2023-15A, Class E	(4) (5) (7) (14)	SOFR + 800	13.12%	4/20/2035	2,450,000	2,450,000	2,457,223
Oak Hill Credit Partners	Series 2014-10RA, Class ER	(4) (5) (7) (13) (14)	SOFR + 625	11.84%	4/20/2034	1,500,000	1,471,468	1,467,608
OCP CLO Ltd.	Series 2023-28A, Class D	(4) (5) (7) (14)	SOFR + 535	10.77%	7/16/2036	5,062,500	5,062,500	5,140,012
Octagon 70 Alto Ltd.	Series 2023-1A, Class D	(4) (5) (7) (14)	SOFR + 409	9.50%	10/20/2036	4,850,000	4,704,507	4,705,310
Octagon 70 Alto Ltd.	Series 2023-1A, Class E	(4) (5) (7) (14)	SOFR + 666	12.07%	10/20/2036	1,575,000	1,496,253	1,496,507
Octagon Investment Partners 40 Ltd.	Series 2019-1A, Class SUB	(4) (5) (7) (12)			1/20/2035	22,500,000	15,041,209	10,920,461
Octagon Investment Partners 44 Ltd.	Series 2019-1A, Class ER	(2) (4) (5) (7) (13) (14)	SOFR + 675	12.32%	10/15/2034	6,425,000	6,325,664	5,592,609
Octagon Investment Partners 58 Ltd.	Series 2022-1A, Class E	(2) (4) (5) (7) (14)	SOFR + 720	12.51%	7/15/2037	9,500,000	9,500,000	8,905,718
OFSI Fund Ltd.	Series 2023-12A, Class E	(4) (5) (7) (14)	SOFR + 885	13.81%	1/20/2035	350,000	344,908	350,638
OHA Credit Funding 16 Ltd.	Series 2023-16A, Class E	(4) (5) (7) (14)	SOFR + 675	12.07%	10/20/2036	8,000,000	8,000,000	8,000,000
Palmer Square CLO Ltd.	Series 2022-4A, Class E	(4) (5) (7) (14)	SOFR + 858	13.91%	10/20/2035	2,666,667	2,540,198	2,715,272
Palmer Square CLO Ltd.	Series 2023-2A, Class E	(4) (5) (7) (14)	SOFR + 824	13.52%	4/20/2036	2,820,000	2,780,344	2,865,255
Palmer Square European CLO	Series 2023-1A, Class E	(4) (5) (7) (14)	EURIBOR + 759	11.44%	7/15/2036	€1,150,000	1,194,074	1,167,582

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of September 30, 2023

Investments—Collateralized Loan Obligations (25.7%)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Providus CLO DAC	Series 7X, Class E	(2) (4) (5) (14) (16)	EURIBOR + 769	11.35%	7/15/2036	€2,250,000	2,251,738	2,307,543
Regatta VI Funding Ltd.	Series 2016-1A, Class ER2	(2) (4) (5) (7) (13) (14)	SOFR + 675	12.34%	4/20/2034	2,500,000	2,294,595	2,338,675
Regatta XV Funding Ltd.	Series 2018-4A, Class D	(2) (4) (5) (7) (13) (14)	SOFR + 650	12.11%	10/25/2031	3,000,000	2,979,839	2,755,686
Regatta XXIII Funding Ltd.	Series 2021-4A, Class E	(2) (4) (5) (7) (13) (14)	SOFR + 670	12.29%	1/20/2035	5,000,000	4,818,447	4,775,600
Regatta XXV Funding Ltd.	Series 2023-1A, Class E	(4) (5) (7) (14)	SOFR + 841	13.66%	7/15/2036	4,250,000	4,168,326	4,294,940
Rockford Tower CLO Ltd.	Series 2021-3A, Class D	(4) (5) (7) (13) (14)	SOFR + 325	8.84%	10/20/2034	5,500,000	5,189,068	5,265,557
RR Ltd.	Series 2021-16A, Class D	(4) (5) (7) (13) (14)	SOFR + 625	11.82%	7/15/2036	2,825,000	2,565,886	2,643,279
RR Ltd.	Series 2023-26A, Class D	(4) (5) (7) (14)	SOFR + 825	12.98%	4/15/2038	2,750,000	2,730,264	2,796,030
Silver Point CLO Ltd.	Series 2023-2A, Class E	(4) (5) (7) (14)	SOFR + 899	14.07%	4/20/2035	1,150,000	1,108,435	1,155,292
Sixth Street CLO XXIII Ltd.	Series 2023-23A, Class E	(4) (5) (7) (14)	SOFR + 705	12.37%	10/23/2036	4,000,000	4,000,000	4,000,000
Sound Point CLO Ltd.	Series 2021-1A, Class D	(4) (5) (7) (13) (14)	SOFR + 350	9.11%	4/25/2034	3,000,000	2,703,320	2,783,877
Sound Point CLO Ltd.	Series 2023-36A, Class D	(4) (5) (7) (14)	SOFR + 570	11.12%	7/26/2036	3,000,000	3,000,000	2,998,329
Sound Point CLO Ltd.	Series 2019-2A, Class ER	(2) (4) (5) (7) (13) (14)	SOFR + 647	12.04%	7/15/2034	3,000,000	2,949,620	2,433,195
Sound Point CLO Ltd.	Series 2021-1A, Class E	(2) (4) (5) (7) (13) (14)	SOFR + 685	12.46%	4/25/2034	4,000,000	3,932,820	3,371,820
Sound Point CLO Ltd.	Series 2021-3A, Class D	(4) (5) (7) (13) (14)	SOFR + 325	8.86%	10/25/2034	5,000,000	4,469,971	4,513,320
Symphony CLO Ltd.	Series 2023-30A, Class D	(4) (5) (7) (14)	SOFR + 585	10.92%	4/20/2035	4,000,000	4,000,000	4,039,348
Symphony CLO Ltd.	Series 2021-25A, Class E	(2) (4) (5) (7) (13) (14)	SOFR + 650	12.08%	4/19/2034	3,458,334	3,073,294	3,188,491
Symphony CLO Ltd.	Series 2021-26A, Class ER	(2) (4) (5) (7) (13) (14)	SOFR + 750	13.09%	4/20/2033	3,500,000	3,500,000	3,147,585
Symphony CLO Ltd.	Series 2022-33A, Class E	(2) (4) (5) (7) (14)	SOFR + 710	12.45%	4/24/2035	5,000,000	5,000,000	4,749,715
Tikehau CLO IX DAC	Series 9A, Class E	(4) (5) (7) (14)	EURIBOR + 691	10.27%	4/20/2036	€2,130,000	2,083,334	2,070,589
Trimaran Cavu Ltd.	Series 2021-1A, Class E	(2) (4) (5) (7) (13) (14)	SOFR + 650	12.11%	4/23/2032	3,000,000	2,930,772	2,798,595
Trinitas CLO Ltd.	Series 2019-10A, Class DR	(4) (5) (7) (14)	SOFR + 360	8.91%	1/15/2035	5,600,000	5,032,690	5,233,071
Trinitas CLO Ltd.	Series 2020-12A, Class D	(4) (5) (7) (13) (14)	SOFR + 400	9.61%	4/25/2033	4,150,000	3,974,013	4,039,984
Trinitas CLO Ltd.	Series 2023-23A, Class D	(4) (5) (7) (14)	SOFR + 535	10.69%	10/20/2036	2,000,000	2,000,000	1,999,634
Trinitas Euro CLO	Series 4A, Class E	(4) (5) (7) (14)	EURIBOR + 711	10.89%	5/15/2038	€1,400,000	1,393,677	1,382,192
Venture CLO Ltd.	Series 2022-45A, Class E	(4) (5) (7) (14)	SOFR + 770	13.03%	7/20/2035	10,000,000	9,772,055	7,874,130
Voya CLO Ltd.	Series 2020-3A, Class SUB	(4) (5) (7) (12)			10/20/2031	5,450,000	4,087,126	4,275,167
Voya CLO Ltd.	Series 2021-2A, Class E	(4) (5) (7) (13) (14)	SOFR + 660	12.19%	10/20/2034	1,000,000	894,244	918,605
Voya Euro CLO	Series 6A, Class E	(4) (5) (7) (14)	EURIBOR + 720	10.75%	4/15/2037	€2,500,000	2,529,951	2,581,384
Voya Euro CLO	Series 5X, Class E	(4) (5) (14) (16)	EURIBOR + 581	9.47%	4/15/2035	€1,416,000	1,357,751	1,330,622
Wellfleet CLO Ltd.	Series 2019-1A, Class D	(2) (4) (5) (7) (13) (14)	SOFR + 690	12.49%	7/20/2032	5,000,000	4,973,127	3,912,235
Wellfleet CLO Ltd.	Series 2021-1A, Class E	(2) (4) (5) (7) (13) (14)	SOFR + 661	12.20%	4/20/2034	5,000,000	4,939,490	4,277,055
Wellfleet CLO Ltd.	Series 2021-2A, Class E	(2) (4) (5) (7) (13) (14)	SOFR + 696	12.53%	7/15/2034	6,875,000	6,755,913	5,809,031
Wind River CLO Ltd.	Series 2017-3A, Class DR	(4) (5) (7) (13) (14)	SOFR + 385	9.42%	4/15/2035	4,300,000	4,106,743	3,967,821
Wind River CLO Ltd.	Series 2019-3A, Class SUB	(4) (5) (7) (12)			7/15/2031	17,900,000	11,943,258	6,719,037
Wind River CLO Ltd.	Series 2021-4A, Class SUB	(4) (5) (7) (12)			1/20/2035	4,814,180	3,600,554	3,137,069
Wind River CLO Ltd.	Series 2023-1A, Class D	(4) (5) (7) (14)	SOFR + 633	11.40%	4/25/2036	5,500,000	5,451,965	5,549,038

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of September 30, 2023

Investments—Collateralized Loan Obligations (25.7%)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Wind River CLO Ltd.	Series 2023-1A, Class E	(4) (5) (7) (14)	SOFR + 852	13.59%	4/25/2036	1,150,000	1,109,222	1,120,564
Collateralized Loan Obligations Total (Cost of $594,853,146)							$594,853,146	$558,013,253

Investments—Asset Backed Securities (0.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Adams Outdoor Advertising LP	Series 2023-1, Class C	(5) (7)	Media: Advertising, Printing & Publishing	11.71%	11.71%	7/15/2053	$10,000,000	$9,999,911	$9,939,622
Craft Ltd.	Series 2023-IA, Class CLN	(4) (5) (7) (14)	Diversified Investment Vehicles	SOFR + 1175	17.06%	11/28/2032	2,000,000	2,000,000	2,035,000
Asset Backed Securities Total (Cost of $11,999,911)								$11,999,911	$11,974,622

Investments—Common Stock (0.4%)	Footnotes	Industry	Acquisition Date	Units / Shares	Cost	Fair Value
Apex Group Ltd.	(3) (5) (9) (10)	Banking, Finance, Insurance & Real Estate	5/11/2022	163	$250,000	$305,124
Avenu Holdings, LLC	(5) (9) (10)	Sovereign & Public Finance	9/28/2018	21,552	12,954	68,237
Buckeye Parent, LLC	(5) (9) (10)	Automotive	12/22/2021	221,234	221,234	8,453
Cobham Ultra 1 CY S.C.A.	(5) (9) (10)	Aerospace & Defense	7/29/2022	4,907,800	49,078	49,078
Cobham Ultra S.à r.l.	(5) (9) (10)	Aerospace & Defense	7/29/2022	7,695	9,376	11,266
Cordstrap Holding B.V.	(3) (5) (9) (10)	Transportation	5/12/2022	424,234	440,079	2,523,880
Dwyer Instruments, Inc.	(5) (9) (10)	Capital Equipment	7/21/2021	5,454	54,543	128,849
Internap Holding, LLC	(3) (5) (9) (10)	High Tech Industries	7/31/2023	352,994	114,299	114,299
iQOR US, Inc.	(3) (5) (9) (10)	Business Services	11/27/2020	55,976	713,694	44,333
KRE HYOD JV, LLC	(5) (9) (10)	Banking, Finance, Insurance & Real Estate	9/22/2021	103,817	103,817	109,008
NearU Holdings LLC	(5) (9) (10)	Consumer Services	8/4/2022	9,881	988,143	632,752
Primetech Holdco S.a.r.l.	(5) (9) (10)	Insurance	7/28/2022	330	1,957,394	1,990,736
PXO Holdings I Corp.	(5) (9) (10)	Chemicals, Plastics & Rubber	3/8/2022	5,232	523,244	451,335
Sinch AB	(9)	High Tech Industries	3/1/2022	5,304	—	9,325
Tank Holding Co.	(5) (9) (10)	Capital Equipment	3/26/2019	200,000	—	556,167
Tufin Software North America, Inc.	(5) (9) (10)	Software	8/25/2022	678,938	970,874	1,160,291
Wineshipping.Com, LLC	(5) (9) (10)	Beverage, Food & Tobacco	10/29/2021	702	70,174	58,620
WP Summit Co. Invest, L.P.	(5) (9) (10)	Banking, Finance, Insurance & Real Estate	4/27/2023	151,515	151,515	154,405
Common Stock Total (Cost of $6,630,418)					$6,630,418	$8,376,158

Investments—Corporate Bonds (8.1%)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Secured (7.1%)
Air Canada Pass Through Trust	(2) (3) (7)	Aerospace & Defense	9.00%	9.00%	10/1/2025	$846,296	$846,296	$852,643
Artera Services, LLC	(2) (3) (7)	Capital Equipment	9.03%	9.03%	12/4/2025	1,000,000	1,007,323	924,700
Athena S.p.A	(3) (5) (8)	Entertainment	8.75% PIK	8.75%	4/12/2027	€28,754,989	30,442,569	30,021,200
British Airways Pass Through Trust	(2) (3) (7)	Aerospace & Defense	8.38%	8.38%	11/15/2028	414,916	414,916	421,005

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of September 30, 2023

Investments—Corporate Bonds (8.1%)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount *	Amortized Cost	Fair Value
Cartiere Villa Lagarina S.p.A.	(4) (5) (8) (14)	Containers, Packaging & Glass	EURIBOR + 600, 4.75% PIK	14.35%	12/22/2025	€2,746,668	3,279,887	2,947,474
Cartitalia S.p.A	(4) (5) (8) (14)	Containers, Packaging & Glass	EURIBOR + 600, 4.75% PIK	14.35%	12/22/2025	€2,224,653	2,647,115	2,428,455
Cloud Software Group, Inc.	(7)	Software	9.00%	9.00%	9/30/2029	11,329,000	9,062,796	9,849,580
Cobham Ultra PikCo S.a.r.l.	(3) (4) (5) (13) (14)	Aerospace & Defense	SOFR + 825	13.78%	8/4/2031	12,242,553	12,000,915	12,150,734
Cobham Ultra Sunco S.a.r.l	(2) (3) (4) (5) (13) (14)	Aerospace & Defense	SOFR + 725	12.78%	8/4/2030	23,131,000	22,618,271	22,899,690
Constellation Automotive Financing PLC	(3) (7)	Specialty Retail	4.88%	4.88%	7/15/2027	£2,490,000	2,619,223	2,302,044
Fideicomiso Fiduoccidente - Acciones TCBuen	(5)	Banking, Finance, Insurance & Real Estate	9.45%	9.45%	12/30/2029	11,000,000	10,905,500	10,807,500
GasLog Ltd.	(2) (3) (5)	Energy: Oil & Gas	7.75%	7.75%	3/21/2029	23,069,968	22,934,078	22,377,869
GoTo Group, Inc.	(2) (3) (7)	Software	5.50%	5.50%	9/1/2027	8,000,000	4,589,622	4,424,000
GREC II CWF LLC	(3) (5)	Independent Power and Renewable Electricity Producers	8.25%	8.25%	7/28/2028	8,820,000	8,713,106	8,709,750
ION Trading Technologies S.a.r.l.	(2) (3) (7)	High Tech Industries	5.75%	5.75%	5/15/2028	3,000,000	2,474,338	2,616,000
Rackspace Technology Global, Inc.	(2) (3) (7)	High Tech Industries	5.38%	5.38%	12/1/2028	2,000,000	1,730,325	656,571
Team KGK, LLC	(2) (3) (5)	Energy: Oil & Gas	8.25%	8.25%	12/31/2028	9,252,273	9,183,323	9,136,619
Tolentino S.p.A.	(4) (5) (8) (14)	Containers, Packaging & Glass	EURIBOR + 600, 4.75% PIK	14.35%	12/22/2025	€1,030,000	1,229,958	1,105,303
Windstream Holdings, Inc.	(2) (3) (7)	Telecommunications	7.75%	7.75%	8/15/2028	7,000,000	6,064,262	5,530,000
Zayo Group Holdings, Inc.	(2) (3) (7)	Telecommunications	4.00%	4.00%	3/1/2027	7,000,000	5,729,683	5,188,750
Secured Total (Cost of $158,493,506)							$158,493,506	$155,349,887

Unsecured (1.0%)
Aretec Escrow Issuer, Inc.	(2) (3) (7)	Banking, Finance, Insurance & Real Estate	7.50%	7.50%	4/1/2029	$9,140,000	$9,239,294	$8,148,310
CCO Holdings LLC.	(2) (3) (7)	Telecommunications	4.50%	4.50%	6/1/2033	2,000,000	1,622,575	1,530,800
Covanta Holding Corp.	(2) (3) (7)	Environmental Industries	4.88%	4.88%	12/1/2029	3,000,000	2,623,798	2,461,200
Radiate Holdco, LLC	(2) (3) (7)	Telecommunications	6.50%	6.50%	9/15/2028	1,790,000	1,546,272	939,571
Rocket Software, Inc.	(2) (3) (7)	Software	6.50%	6.50%	2/15/2029	4,500,000	3,864,628	3,712,500
SPX FLOW, Inc.	(2) (3) (7)	Chemicals, Plastics & Rubber	8.75%	8.75%	4/1/2030	2,500,000	2,395,743	2,311,500
VistaJet Malta Finance Plc	(2) (3) (7)	Passenger Airlines	7.88%	7.88%	5/1/2027	2,500,000	2,480,877	2,153,125
Unsecured Total (Cost of $23,773,187)							$23,773,187	$21,257,006
Corporate Bonds Total (Cost of $182,266,693)							$182,266,693	$176,606,893

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of September 30, 2023

Investments—Preferred Stock (6.1%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Acquisition Date	Units / Shares	Cost	Fair Value
Apex Group Ltd.	Series A5	(3) (5) (8)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%	1/29/2021	6,523	$7,517,476	$6,982,949
Apex Group Ltd.	Series A3	(3) (5) (8)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%	1/29/2021	835	973,180	893,821
Apex Group Ltd.	Series A1	(3) (5) (8)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%	1/29/2021	1,815	2,114,764	1,937,826
Apex Group Ltd.	Series A1 Liquidation	(3) (5) (8)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%	1/29/2021	41	14,110	43,715
Apex Group Ltd.	Series A15	(5) (8)	Banking, Finance, Insurance & Real Estate	11.50% PIK	11.50%	4/25/2022	23,531,002	23,031,002	23,001,555
Appriss Health, LLC		(5) (8)	Health Care Providers & Services	11.00% PIK	11.00%	5/6/2021	167	162,674	158,867
Arrowhead GS Holdings, Inc.		(4) (5) (8) (13) (14)	Trading Companies & Distributors	SOFR + 10.75% PIK	16.09%	10/19/2022	7,914	7,742,781	7,577,495
Blackbird Purchaser, Inc.		(5) (8)	Capital Equipment	12.50% PIK	12.50%	12/14/2021	16,057	15,800,992	15,463,987
Cordstrap Holding B.V		(3) (4) (5) (8) (14)	Transportation	EURIBOR + 9.61% PIK	13.24%	5/12/2022	2,834,721	2,946,971	3,049,456
Drilling Info Holdings, Inc.		(5) (8)	Energy: Oil & Gas	13.50% PIK	13.50%	2/11/2020	1,812,930	1,805,125	1,772,139
Integrity Marketing Group, LLC		(5) (8)	Banking, Finance, Insurance & Real Estate	10.50% PIK	10.50%	12/21/2021	9,015,130	8,865,130	8,747,281
NEFCO Holding Company, LLC		(5) (8)	Construction & Engineering	8.00% PIK	8.00%	8/5/2022	304	304,238	304,238
PCF Holdco, LLC		(4) (5) (6) (8)	Banking, Finance, Insurance & Real Estate	SOFR + 15.00% PIK	15.00%	2/16/2023	7,198	6,061,617	6,323,819
Picard Holdco, Inc.		(4) (5) (8) (13)	High Tech Industries	SOFR +12.00% PIK	17.34%	9/30/2022	19,017	18,490,237	19,017,021
Propulsion BC Finco S.a.r.l.		(4) (5) (8) (14)	Aerospace & Defense	SOFR + 10.75% PIK	16.16%	9/13/2022	3,392,382,633	33,048,585	34,178,255
Zippy Shell, Inc.		(5) (8) (10)	Commercial Services & Supplies	8.00% PIK	8.00%	11/2/2020	39,191	1,010,534	1,803,042
Preferred Stock Total (Cost of $129,889,416)								$129,889,416	$131,255,466

Investments—Warrant (0.2%)	Footnotes	Industry	Acquisition Date	Expiration Date	Units / Shares / % of Ownership	Cost	Fair Value
CP Developers S.a.r.l.	(5) (9) (10)	Banking, Finance, Insurance & Real Estate	5/21/2021	5/24/2031	9.5%	$2,093,085	$1,675,319
Digital Intelligence Systems, LLC	(5) (9) (10)	Consumer Services	4/2/2021	4/2/2026	145,025	579,130	1,878,074
PCF Holdco, LLC	(5) (9) (10)	Banking, Finance, Insurance & Real Estate	2/16/2023	2/16/2033	386,981	814,339	814,340
PCF Holdco, LLC	(5) (9) (10)	Banking, Finance, Insurance & Real Estate	2/16/2023	2/16/2033	386,981	214,516	251,436
Warrant Total (Cost of $3,701,070)						$3,701,070	$4,619,169

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of September 30, 2023

Investments—Short Term Investment (6.0%)	Footnotes	Reference Rate & Spread	Interest Rate	Units / Shares	Cost	Fair Value
Fidelity Investments Money Market Government Portfolio		5.28%	5.28%	40,000,000	$40,000,000	$40,000,000
Morgan Stanley Institutional Liquidity Funds: Government Portfolio		5.26%	5.26%	34,843,862	34,843,862	34,843,862
State Street Institutional U.S. Government Money Market Fund		5.30%	5.30%	56,268,728	56,268,728	56,268,728
Short Term Investment Total (Cost of $131,112,590)					$131,112,590	$131,112,590

Total Investments, at Fair Value (Cost of $2,820,740,215) (1)				127.0%		$2,756,316,993
Net Other Assets (Liabilities)				(27.0)%		$(585,648,585)
Net Assets				100.0%		$2,170,668,408

Interest Rate Swaps as of September 30, 2023
Counterparty	Hedged Instrument	Footnotes	Fund Receives	Fund Pays	Maturity Date	Notional Amount	Fair Value	Change in Unrealized Gain/ (Loss)
Macquarie Bank Limited	Series A MRP Shares	(17)	3.55%	SOFR	3/8/2027	$75,000,000	$(2,382,825)	$(1,515,627)
Macquarie Bank Limited	Series B MRP Shares	(17)	3.29%	SOFR	3/7/2029	25,000,000	(1,289,097)	(748,074)
Macquarie Bank Limited	Series C MRP Shares	(17)	2.79%	SOFR	9/1/2027	75,000,000	(4,517,547)	(1,334,845)
Macquarie Bank Limited	Series C MRP Shares	(17)	4.07%	SOFR	9/1/2027	25,000,000	(381,676)	(660,980)
Total						$200,000,000	$(8,571,145)	$(4,259,526)
Cash Collateral						—	8,853,370	—
Total Interest Rate Swaps						$200,000,000	$282,225	$(4,259,526)

Forward Foreign Currency Contracts as of September 30, 2023
Counterparty	Settlement Date	Notional Amount to be Purchased	Notional Amount to be Sold	Fair Value	Change in Unrealized Appreciation/ (Depreciation)
Macquarie Bank Limited	10/16/2023	$154,256	€145,805	$2,441	$2,441
Macquarie Bank Limited	11/17/2023	$12,406,609	€11,710,933	$464,994	$464,994
Macquarie Bank Limited	11/17/2023	$71,823,999	€67,796,610	$3,176,001	$3,176,001
Macquarie Bank Limited	11/17/2023	$8,682,682	€8,195,818	$95,039	$95,039
Goldman Sachs & Co. LLC	11/17/2023	$2,052,006	€1,936,944	$18,587	$18,587
Macquarie Bank Limited	11/17/2023	$980,224	€925,260	$(4,908)	$(4,908)
Macquarie Bank Limited	11/17/2023	$244,182	€230,490	$(1,223)	$(1,223)
Macquarie Bank Limited	11/17/2023	$1,145,593	€1,081,356	$(5,736)	$(5,736)
Macquarie Bank Limited	11/17/2023	$2,219,233	€2,094,794	$(11,111)	$(11,111)
Macquarie Bank Limited	11/17/2023	$1,822,587	€1,720,389	$(9,125)	$(9,125)
Macquarie Bank Limited	1/17/2024	$157,239	€147,929	$2,584	$2,584
Macquarie Bank Limited	4/15/2024	$158,621	€148,619	$3,908	$3,908
Macquarie Bank Limited	7/15/2024	$159,767	€149,062	$2,457	$2,457

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of September 30, 2023

Forward Foreign Currency Contracts as of September 30, 2023
Counterparty	Settlement Date	Notional Amount to be Purchased	Notional Amount to be Sold	Fair Value	Change in Unrealized Appreciation/ (Depreciation)
Macquarie Bank Limited	10/15/2024	$158,289	€147,064	$2,232	$2,232
Macquarie Bank Limited	1/15/2025	$154,627	€143,105	$1,945	$1,945
Macquarie Bank Limited	4/15/2025	$151,726	€139,887	$1,660	$1,660
Macquarie Bank Limited	7/15/2025	$154,933	€142,292	$1,390	$1,390
Macquarie Bank Limited	10/15/2025	$7,119,667	€6,515,206	$14,483	$14,483
Macquarie Bank Limited	10/16/2023	$408,607	£334,863	$(2,670)	$(2,670)
Macquarie Bank Limited	11/17/2023	$23,825,403	£19,522,050	$955,302	$955,302
Goldman Sachs & Co. LLC	11/17/2023	$71,951,155	£58,955,312	$3,048,845	$3,048,845
Macquarie Bank Limited	11/17/2023	$2,388,118	£1,956,775	$37,305	$37,305
Macquarie Bank Limited	1/17/2024	$409,605	£335,445	$(2,006)	$(2,006)
Macquarie Bank Limited	2/15/2024	$683,074	£559,324	$28,414	$28,414
Macquarie Bank Limited	4/15/2024	$408,259	£334,213	$(1,522)	$(1,522)
Macquarie Bank Limited	7/15/2024	$408,150	£334,051	$(1,176)	$(1,176)
Macquarie Bank Limited	10/15/2024	$403,686	£330,398	$(964)	$(964)
Macquarie Bank Limited	1/15/2025	$395,769	£324,054	$(698)	$(698)
Macquarie Bank Limited	4/15/2025	$389,025	£318,663	$(671)	$(671)
Macquarie Bank Limited	7/15/2025	$396,235	£324,703	$(682)	$(682)
Macquarie Bank Limited	10/15/2025	$16,159,873	£13,246,550	$(104,392)	$(104,392)
Total				$7,710,703	$7,710,703
Cash Collateral (18)				(4,631,209)	—
Total Forward Foreign Currency Contracts				$3,079,494	$7,710,703

* Par / Principal Amount is denominated in USD (“$”) unless otherwise noted, as denominated in British Pound (“£”), Canadian Dollar (“C$”), or Euro (“€”).
(1) All of the Fund's Corporate Loans, Collateralized Loan Obligations, Asset Backed Securities, Common Stock, Corporate Bonds, Preferred Stock, Warrants and Short-Term Investments, if applicable, which as of September 30, 2023 represented 127.0% of the Fund's net assets or 82.3% of the Fund's total assets. Certain investments are subject to contractual restrictions on sales.
(2) The security position has been segregated as collateral against outstanding borrowings.
(3) All or a portion of this security is owned by OCPC Credit Facility SPV LLC (the “SPV”). See Note 1. Organization. As of September 30, 2023, the aggregate fair value of these securities is $1,676,971,220, or 60.8% of the Fund’s Total Investments, at Fair Value.
(4) Represents the interest rate for a variable or increasing rate security, determined as Reference Rate + Basis-point spread. Stated interest rate represents the “all-in” rate as of September 30, 2023. Reference Rates are defined as follows:

CDOR	Canadian Dollar Offered Rate
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
LOC	As defined by respective Letter of Credit Agreement
PRIME	U.S. Prime Rate
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of September 30, 2023
As of September 30, 2023, the reference rates for our variable rate loans were the 30-day LIBOR at 5.43%, the 90-day LIBOR at 5.58%, the daily SOFR at 5.31%, the 30-day SOFR at 5.32%, the 90-day SOFR at 5.40%, the 180-day SOFR at 5.47%, the 30-day CDOR at 5.51%, the 90-day EURIBOR at 3.95%, the 180-day EURIBOR at 4.13%, the daily SONIA at 5.19%, and the daily PRIME rate at 8.50%.
(5) The value of this security was determined using significant unobservable inputs. See Note 3. Fair Value Measurements.
(6) The Fund has an unfunded commitment to fund delayed draw and/or revolving senior secured loans. See Note 5. Commitments and Contingencies.
(7) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. As of September 30, 2023, the aggregate fair value of these securities is $603,658,478 or 27.8% of the Fund's net assets.
(8) Interest or dividend is paid-in-kind, when applicable.
(9) Non-income producing security.
(10) Security acquired in transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and may be deemed to be “restricted securities” under the Securities Act, unless otherwise noted, excluding 144A securities, Regulation S securities, and loans. As of September 30, 2023, the aggregate fair value of these securities is $14,789,044, or 0.7% of the Fund’s net assets.
(11) In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Fund is entitled to receive additional interest as a result of an agreement among lenders. Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.
(12) Class SUB are equity tranches of CLO issuances. These notes receive excess distributions, if any, once all other senior obligations are satisfied in the CLO structure. CLO equity tranches are generally issued at a discount and have no contractual principal and interest payments.
(13) Securities include a credit spread adjustment that ranges from 0.10% to 0.43%.
(14) Securities include an interest rate floor feature, which is generally around 1.00%.
(15) Loan was on non-accrual status as of September 30, 2023.
(16) Represents securities sold outside the U.S. and exempt from registration under the Securities Act of 1933, as amended, under Regulation S. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. As of September 30, 2023, the aggregate fair value of these securities is $20,351,696 or 0.9% of the Fund's net assets.
(17) Interest rate swap contains a variable rate structure and bears interest at a rate determined by three-month term SOFR.
(18) As of September 30, 2023, there was $4,631,209 of cash collateral available to offset with Macquarie Bank Limited, and $0 available to offset with Goldman Sachs & Co. LLC.
(19) The reference rate is either using synthetic LIBOR or will transition from LIBOR to SOFR effective at the commencement of the subsequent interest rate period. As of September 30, 2023, the current reference rate was LIBOR.

See accompanying Notes to Consolidated Schedule of Investments.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2023

1. ORGANIZATION
Carlyle Tactical Private Credit Fund (together with its consolidated subsidiary, the “Fund”) is a Delaware statutory trust formed on December 13, 2017, and structured as an externally managed, diversified closed-end investment company. The Fund is managed by its Adviser, Carlyle Global Credit Investment Management L.L.C. (“CGCIM” or the “Adviser”), a wholly owned subsidiary of Carlyle Investment Management L.L.C. The Fund is registered under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “Investment Company Act”) and operates as an interval fund. In addition, the Fund has elected to be treated, and intends to continue to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”). The Fund engages in a continuous offering of shares and will offer to make quarterly repurchases of shares at net asset value.
On June 4, 2018 (Commencement of Operations), the Fund completed its initial offering of shares of beneficial interest and subsequently commenced substantial investment operations. Effective November 4, 2019, the Fund changed its name from “OFI Carlyle Private Credit Fund” to “Carlyle Tactical Private Credit Fund.” Prior to October 24, 2019, the Fund’s Adviser was OC Private Capital, LLC, a joint venture between an affiliate of Invesco Ltd. and Carlyle Investment Management L.L.C., the parent company of CGCIM.
OCPC Credit Facility SPV LLC (the “SPV”) is a Delaware limited liability company that was formed on March 11, 2018. The SPV is a wholly owned subsidiary of the Fund and is consolidated in these consolidated financial statements commencing from the date of its formation, March 11, 2018. As of September 30, 2023, the Fund’s net assets were $2,170,668,408, of which $1,387,777,080, or 63.9%, are represented by the SPV’s net assets.
The Fund’s investment objective is to produce current income. The Fund seeks to achieve its investment objective by opportunistically allocating its assets across a wide range of credit strategies. Under normal circumstances, the Fund will invest at least 80% of its assets in private credit instruments. The Fund will opportunistically allocate its investments in private credit instruments across any number of the following credit strategies: (a) liquid credit (including broadly syndicated loans); (b) direct lending (including first lien loans, second lien loans, unitranche loans and mezzanine debt); (c) opportunistic credit; (d) structured credit (including collateralized loan obligations, or “CLOs”); and (e) real assets credit (including infrastructure, aviation and real estate). To a lesser extent, the Fund also may invest in special situations, including stressed and non-control distressed credit and opportunities arising due to market dislocation. The Fund may invest in additional strategies in the future. While some of the loans in which the Fund will invest pursuant to the foregoing may be secured, the Fund may also invest in debt securities that are either unsecured and subordinated to substantial amounts of senior indebtedness, or a significant portion of which may be unsecured. The Fund normally will invest in a number of different countries. There is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in non-U.S. securities. The Fund’s portfolio composition is expected to change over time as the Adviser’s view changes on, among other things, the economic and credit environment (including with respect to interest rates) in which the Fund is operating.
The Fund may invest a substantial portion of its assets in loans to companies whose debt, if rated, is rated below investment grade, and, if not rated, would likely be rated below investment grade if it were rated (that is, below BBB- or Baa3, which is often referred to as “high yield” or “junk”). Exposure to below investment grade instruments involves certain risks, including speculation with respect to the borrower’s capacity to pay interest and repay principal.
To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to its shareholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. Pursuant to this election, the Fund generally does not have to pay corporate level taxes on any income that it distributes to shareholders, provided that the Fund satisfies those requirements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s principal underwriter and the distributor of the Fund’s shares. The Fund offers Class A, Class I, Class L, Class M, Class N, Class U, and Class Y shares. During the reporting period, the Fund’s shares were offered for sale on a daily basis for all of its share classes. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications directly attributable to that class. Class A, L, M, U and Y have separate distribution and/or service plans under which they pay fees. Class I and Class N do not pay such fees. The sales load payable by each investor depends upon the amount invested by the investor in the Fund, but may range from 0.00% to 3.50%.
2. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The consolidated schedule of investments have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Fund is an investment company for the purposes of accounting and financial reporting in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies (“ASC 946”). The consolidated schedule of investments include the accounts of the Fund and its wholly owned subsidiary, the SPV. All significant intercompany balances and transactions have been eliminated. U.S. GAAP for an investment company requires investments to be recorded at fair value. The carrying value for all other assets and liabilities approximates their fair value.
3. FAIR VALUE MEASUREMENTS
The Fund applies fair value accounting in accordance with the terms of FASB ASC Topic 820, Fair Value Measurement (“ASC 820”). ASC 820 defines fair value as the amount that would be exchanged to sell an asset or transfer a liability in an orderly transfer between market participants at the measurement date. The Fund values securities/instruments traded in active markets on the measurement date by multiplying the bid price of such traded securities/instruments by the quantity of shares or amount of the instrument held. The Fund may also obtain quotes with respect to certain of its investments, such as its securities/instruments traded in active markets and its liquid securities/instruments that are not traded in active markets, from pricing services, brokers, or counterparties (i.e., “consensus pricing”). When doing so, the Adviser determines whether the quote obtained is sufficient according to U.S. GAAP to determine the fair value of the security. The Fund may use the quote obtained or alternative pricing sources may be utilized including valuation techniques typically utilized for illiquid securities/instruments.
The Board of Trustees has designated the Adviser as the Fund’s valuation designee for purposes of Rule 2a-5 under the Investment Company Act to perform the fair value determination of all of the Fund’s assets in accordance with the terms of ASC 820. Securities/instruments that are illiquid or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Adviser, does not represent fair value shall each be valued as of the measurement date using all techniques appropriate under the circumstances and for which sufficient data is available. These valuation techniques may vary by investment and include comparable public market valuations, comparable precedent transaction valuations and/or discounted cash flow analyses. The Adviser engages third-party valuation firms to provide independent prices on securities/instruments that are illiquid or for which the pricing source does not provide a valuation. The Adviser’s Valuation Committee (the “Valuation Committee”) reviews the assessments of the third-party valuation firms and provides any recommendations with respect to changes to the fair value of each investment in the portfolio and approves the fair value of each investment in the portfolio in good faith based on the input of the third-party valuation firms. If the Adviser reasonably believes a valuation from an independent valuation firm or pricing vendor is inaccurate or unreliable, the Valuation Committee will consider an “override” of the particular valuation. The Valuation Committee will consider all available information at its disposal prior to making a valuation determination.
All factors that might materially impact the value of an investment are considered, including, but not limited to the assessment of the following factors, as relevant:
•the nature and realizable value of any collateral;

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

•call features, put features and other relevant terms of debt;
•the portfolio company’s leverage and ability to make payments;
•the portfolio company’s public or private credit rating;
•the portfolio company’s actual and expected earnings and discounted cash flow;
•prevailing interest rates and spreads for similar securities and expected volatility in future interest rates;
•the markets in which the portfolio company does business and recent economic and/or market events; and
•comparisons to comparable transactions and publicly traded securities.
Investment performance data utilized are the most recently available financial statements and compliance certificate received from the portfolio companies as of the measurement date which in many cases may reflect a lag in information.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Because of the inherent uncertainty of valuation, these estimated values may differ significantly from the values that would have been reported had a ready market for the investments existed, and it is reasonably possible that the difference could be material.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the realized gains or losses on investments to be different from the net change in unrealized appreciation or depreciation.
U.S. GAAP establishes a hierarchical disclosure framework which ranks the level of observability of market price inputs used in measuring investments at fair value. The observability of inputs is impacted by a number of factors, including the type of investment and the characteristics specific to the investment and state of the marketplace, including the existence and transparency of transactions between market participants. Investments with readily available quoted prices or for which fair value can be measured from quoted prices in active markets generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.
Investments measured and reported at fair value are classified and disclosed based on the observability of inputs used in determination of fair values, as follows:
•Level 1—inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. Financial instruments in this category generally include unrestricted securities, including equities and derivatives, listed in active markets. The Adviser does not adjust the quoted price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.
•Level 2—inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. Financial instruments in this category generally include less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.
•Level 3—inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments in this category generally include investments in privately-held entities, collateralized loan obligations, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.
Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. During the nine month period ended September 30, 2023, there were transfers of $4,856,980 into Level 3 and transfers of $8,587,644 out of Level 3. Transfers into and out of Level 3 were primarily due to decreased or increased price transparency, respectively, and are based on the Fund’s policy to determine the fair value hierarchy utilizing available quoted prices in active markets, the bid-ask spread and the liquidity of the investment.
The following table summarizes the Fund’s investments measured at fair value on a recurring basis by the above fair value hierarchy levels as of September 30, 2023:

	As of September 30, 2023
	Level 1	Level 2	Level 3	Total
Assets
Corporate Loans
First Lien Debt	$—	$401,861,158	$1,112,488,858	$1,514,350,016
Second Lien Debt	—	5,381,761	214,627,065	220,008,826
Collateralized Loan Obligations	—	—	558,013,253	558,013,253
Asset Backed Securities	—	—	11,974,622	11,974,622
Common Stock	9,324	—	8,366,834	8,376,158
Corporate Bonds
Secured	—	32,765,293	122,584,594	155,349,887
Unsecured	—	21,257,006	—	21,257,006
Preferred Stock	—	—	131,255,466	131,255,466
Warrants	—	—	4,619,169	4,619,169
Short Term Investment	131,112,590			131,112,590
Total Investments, at Fair Value	$131,121,914	$461,265,218	$2,163,929,861	$2,756,316,993
Interest Rate Swaps	$—	$(8,571,145)	$—	$(8,571,145)
Forward Foreign Currency Contracts	—	7,710,703	—	7,710,703

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The changes in the Fund’s investments at fair value for which the Fund has used Level 3 inputs to determine fair value and net change in unrealized appreciation (depreciation) included in earnings for Level 3 investments still held are as follows:

	For the nine month period ended September 30, 2023
	Corporate Loans		Collateralized Loan Obligations	Asset Backed Securities	Common Stock	Secured Corporate Bonds	Preferred Stock	Warrants	Total
	First Lien Debt	Second Lien Debt
Balance, beginning of period	$964,399,904	$204,105,732	$298,919,191	$—	$8,903,635	$142,412,885	$116,425,719	$4,695,567	$1,739,862,633
Purchases	276,242,884	15,724,055	287,121,464	11,999,911	265,815	13,298,848	17,672,518	1,028,856	623,354,351
Sales	(111,783,385)	(9,044,525)	(42,999,072)	—	(125,560)	(33,722,281)	(4,354,229)	(640,874)	(202,669,926)
Paydowns	(24,173,469)	—	—	—	—	—	—	—	(24,173,469)
Accretion of discount (premium)	4,014,368	545,002	587,573	—	—	954,321	—	—	6,101,264
Net realized gains (losses)	(271,028)	(2,519,738)	(3,476,015)	—	(308,345)	(1,509,927)	(46,817)	595,069	(7,536,801)
Net change in unrealized appreciation (depreciation)	7,790,248	5,816,539	17,860,112	(25,289)	(368,711)	1,150,748	1,558,275	(1,059,449)	32,722,473
Transfers into Level 3	4,856,980	—	—	—	—	—	—	—	4,856,980
Transfers out of Level 3	(8,587,644)	—	—	—	—	—	—	—	(8,587,644)
Balance, end of period	$1,112,488,858	$214,627,065	$558,013,253	$11,974,622	$8,366,834	$122,584,594	$131,255,466	$4,619,169	$2,163,929,861
Net change in unrealized appreciation (depreciation) included in earnings related to investments still held at the reporting date	$10,293,977	$4,251,665	$12,730,377	$(25,289)	$(484,613)	$181,148	$1,734,383	$(433,425)	$40,978,600
The Fund generally uses the following framework when determining the fair value of investments that are categorized as Level 3:
Investments in debt securities are initially evaluated to determine whether the enterprise value of the portfolio company is greater than the applicable debt. The enterprise value of the portfolio company is estimated using a market approach and an income approach. The market approach utilizes market value (EBITDA) multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The Fund carefully considers numerous factors when selecting the appropriate companies whose multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, relevant risk factors, as well as size, profitability and growth expectations. The income approach typically uses a discounted cash flow analysis of the portfolio company.
Investments in debt securities that do not have sufficient coverage through the enterprise value analysis are valued based on an expected probability of default and discount recovery analysis.
Investments in debt securities with sufficient coverage through the enterprise value analysis are generally valued using a discounted cash flow analysis of the underlying security. Projected cash flows in the discounted cash flow typically represent the relevant security’s contractual interest, fees and principal payments plus the assumption of full principal recovery at the security’s expected maturity date. The discount rate to be used is determined using market-based methodologies. Investments in debt securities may also be valued using consensus pricing.
The fair value of CLOs is estimated based on various valuation models from third-party pricing services. Those analyses consider the current trading activity, position size, liquidity, current financial condition of the CLOs, the third-party financing environment, reinvestment rates, recovery lags, discount rates, and default forecasts. The Fund corroborates quotations from pricing services either with other available pricing data and subsequent or recent trading information. These securities are classified as Level 3.

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The fair value of asset-backed securities (“ABS”) is generally valued by third-party pricing services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available.
Investments in equities are generally valued using consensus pricing, or a market approach and/or an income approach. The market approach utilizes EBITDA multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The income approach typically uses a discounted cash flow analysis of the portfolio company.
The following table summarizes the quantitative information related to the significant unobservable inputs for Level 3 instruments which are carried at fair value as of September 30, 2023:

	Fair Value as of September 30, 2023	Valuation Techniques	Significant Unobservable Inputs	Range				Weighted Average
				Low		High
Corporate Loans
First Lien Debt	$1,048,567,264	Income Approach	Discount Rate	9.0%		43.0%		13.0%
	53,948,656	Consensus Pricing	Indicative Quotes	0.50		98.63		95.26
	9,972,938	Market Approach	Comparable Multiple	12.00	x	12.00	x	12.00	x
Second Lien Debt	213,287,065	Income Approach	Discount Rate	12.4%		21.3%		16.3%
	1,340,000	Consensus Pricing	Indicative Quotes	67.00		67.00		67.00
Secured Corporate Bonds	122,584,594	Income Approach	Discount Rate	7.2%		15.4%		10.8%
Asset Backed Securities	2,035,000	Income Approach	Discount Rate	15.8%		15.8%		15.8%
	9,939,622	Consensus Pricing	Indicative Quotes	99.40		99.40		99.40
Collateralized Loan Obligations	558,013,253	Consensus Pricing	Indicative Quotes	1.70		102.23		89.07
Preferred Stock	129,148,186	Income Approach	Discount Rate	12.6%		21.3%		15.9%
	2,107,280	Market Approach	Comparable Multiple	11.50	x	13.80	x	11.83	x
Common Stock	109,008	Income Approach	Discount Rate	17.5%		17.5%		17.5%
	44,333	Consensus Pricing	Indicative Quotes	0.79		0.79		0.79
	8,213,493	Market Approach	Comparable Multiple	5.50	x	20.25	x	10.35	x
Warrants	4,619,169	Market Approach	Comparable Multiple	8.75	x	14.50	x	10.83	x
Total Level 3 Investments	$2,163,929,861
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in corporate loans, secured corporate bonds, ABS and CLOs are discount rates and indicative quotes. Significant increases in discount rates would result in a significantly lower fair value measurement. Significant decreases in indicative quotes may result in a significantly lower fair value measurement.
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in equities are indicative quotes, discount rates and comparable EBITDA multiples. Significant increases in discount rates in isolation would result in a significantly lower fair value measurement. Significant decreases in comparable EBITDA multiples in isolation would result in a significantly lower fair value measurement.
4. RISK FACTORS
Investment Risks
Portfolio Fair Value Risk
Under the Investment Company Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is not a public market for the securities of the privately held companies in which the Fund may invest. Many of the Fund’s investments are not exchange-traded, but are, instead, traded on a privately negotiated over-the-counter (“OTC”) secondary market for institutional investors. The Adviser, as valuation designee, is responsible for the valuation of the Fund’s portfolio investments

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and implementing the portfolio valuation process set forth in the Fund’s valuation policy. Valuations of Fund investments are disclosed quarterly in reports publicly filed with the SEC.
A high proportion of the Fund’s investments relative to its total investments are valued at fair value. Certain factors that may be considered in determining the fair value of the Fund’s investments include dealer quotes for securities traded on the OTC secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to selected publicly-traded companies, discounted cash flow and other relevant factors. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, and they often reflect only periodic information received by the Adviser about such companies' financial condition and/or business operations, which may be on a lagged basis and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Investments in private companies are typically governed by privately negotiated credit agreements and covenants, and reporting requirements contained in the agreements may result in a delay in reporting their financial position to lenders, which in turn may result in the Fund’s investments being valued on the basis of this reported information. Due to these various factors, the Adviser’s fair value determinations could cause the Fund’s NAV on a valuation day to materially differ from what it would have been had such information been fully incorporated. As a result, investors who purchase shares may receive more or less shares and investors who tender their shares may receive more or less cash proceeds than they otherwise would receive.
Potential Conflicts of Interest Risk—Allocation of Investment Opportunities
The Adviser has adopted allocation procedures that are intended to treat each fund they advise in a manner that, over a period of time, is fair and equitable. The Adviser and its affiliates currently provide investment advisory and administration services and may provide in the future similar services to other entities (collectively, “Advised Funds”). Certain existing Advised Funds have, and future Advised Funds may have, investment objectives similar to those of the Fund, and such Advised Funds will invest in asset classes similar to those targeted by the Fund. Certain other existing Advised Funds do not, and future Advised Funds may not, have similar investment objectives, but such funds may from time to time invest in asset classes similar to those targeted by the Fund. The Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to the Fund and other clients and in an effort to avoid favoring one client over another and taking into account all relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, size of client, and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, including regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction, including minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; (viii) existing positions in a borrower/loan/security; and (ix) prior positions in a borrower/loan/security. Nevertheless, it is possible that the Fund may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with the Adviser.
Loans
The Fund invests in loans, either through primary issuances or in secondary transactions, including potentially on a synthetic basis. The value of the Fund’s loans may be detrimentally affected to the extent a borrower defaults on its obligations. There can be no assurance that the value assigned by the Adviser can be realized upon liquidation, nor can there be any assurance that any related collateral will retain its value. Furthermore, circumstances could arise (such as in the bankruptcy of a borrower) that could cause the Fund’s security interest in

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the loan’s collateral to be invalidated. Also, much of the collateral will be subject to restrictions on transfer intended to satisfy securities regulations, which will limit the number of potential purchases if the Fund intends to liquidate such collateral. The amount realizable with respect to a loan may be detrimentally affected if a guarantor, if any, fails to meet its obligations under a guarantee. Finally, there may be a monetary, as well as a time cost involved in collecting on defaulted loans and, if applicable, taking possession of various types of collateral.
Collateralized Loan Obligations
The Fund invests in CLOs. CLOs are backed by a portfolio of senior secured loans. The Fund’s CLO investments may include senior/mezzanine CLO debt tranches (rated investment grade), mezzanine CLO debt tranches (rated below investment grade or unrated), subordinated CLO equity tranches (unrated), leveraged loans (including warehouse facilities that hold such loans) and vehicles that invest indirectly in CLO securities or leveraged loans. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches. In light of the above, CLOs may therefore present risks similar to those of other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. In certain cases, losses may equal the total amount of the Fund’s principal investment. CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may produce disputes with the issuer or unexpected investment results, especially during times of market stress or volatility.
Securities on a When-Issued or Forward Commitment Basis
The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions. The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants are subject to delayed compensation. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.
Covenant-Lite Loans Risk
Some of the loans in which the Fund may invest may be “covenant-lite” loans. “Covenant-lite” loans refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent the Fund invests in “covenant-lite” loans, the Fund may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

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Equity Security Risk
Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.
Risks of Foreign Investing
The Fund may make investments in non-U.S. entities, including issuers in emerging markets. The Fund expects that its investment in non-U.S. issuers will be made primarily in U.S. dollar denominated securities, but it reserves the right to purchase securities that are foreign currency denominated. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers.
Real Assets Investments Risk
The Fund may invest a portion of its assets in securities and credit instruments associated with real assets, including infrastructure and aviation, which have historically experienced substantial price volatility. The value of companies engaged in these industries is affected by (i) changes in general economic and market conditions; (ii) changes in environmental, governmental and other regulations; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) surplus capacity and depletion concerns; (viii) the availability of financing; and (ix) changes in interest rates and leverage. In addition, the availability of attractive financing and refinancing typically plays a critical role in the success of these investments. As a result, such investments are subject to credit risk because borrowers may be delinquent in payment or default. Borrower delinquency and default rates may be significantly higher than estimated. The Adviser’s assessment, or a rating agency’s assessment, of borrower credit quality may prove to be overly optimistic. The value of securities in these industries may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.
Real Estate Investments Risk
The Fund may invest a portion of its assets in securities and credit instruments of companies in the real estate industry, which has historically experienced substantial price volatility. The value of companies engaged in the real estate industry is affected by (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. In addition, the availability of attractive financing and refinancing typically plays a critical role in the success of real estate investments. As a result, such investments are subject to credit risk because borrowers may be delinquent in payment or default. Borrower delinquency and default rates may be significantly higher than estimated. The Adviser’s assessment, or a rating agency’s assessment, of borrower credit quality may prove to be overly optimistic. The value of securities in this industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

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Interest Rate Swaps Risk
The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.
Market Risks
The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, disease outbreaks, pandemics, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations). In addition, the current U.S. political environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies under the current Administration, as well as the impact of geopolitical tension, such as a deterioration in the bilateral relationship between the U.S. and China, an escalation in conflict between Russia and Ukraine or other systemic issuer or industry-specific economic disruptions, could lead to disruption, instability and volatility in the global markets. Unfavorable economic conditions also would be expected to increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.
Current and historic market turmoil has illustrated that market environments may, at any time, be characterized by uncertainty, volatility and instability. Serious economic disruptions may result in governmental authorities and regulators enacting significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably increasing or lowering interest rates, which, in some cases resulted in negative interest rates.
U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers it invests in. For example, if a bank in which the Fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to the Fund or an issuer fails, the Fund or the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by the Fund and issuers in which the Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.
Brexit Risk
The Fund may invest a portion of its capital in debt securities issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom (“UK”). The government of the UK held an in-or-out referendum on the UK’s membership in the EU on June 23, 2016. The referendum resulted in a vote in favor of the exit of the UK from the EU (“Brexit”). The UK ceased to be a member state of the EU on January 31, 2020, and the transition period provided for in the withdrawal agreement entered by the UK and the EU ended on December 31, 2020. In December 2020, the UK and the EU agreed on a trade and cooperation agreement, which was subsequently ratified by the parties. The trade and cooperation agreement covers the general objectives and framework of the

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relationship between the UK and the EU. The impact of Brexit on the UK and EU and the broader global economy is unknown but could be significant and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit also may lead to greater volatility in the global currency and financial markets, which could adversely affect the Fund. In connection with investments in non-U.S. issuers, the Fund may engage in foreign currency exchange transactions but is not required to hedge its currency exposure. As such, the Fund makes investments that are denominated in British pound sterling or Euros. The Fund’s assets are valued in U.S. dollars, and the depreciation of the British pound sterling and/or the Euro in relation to the U.S. dollar could adversely affect the Fund’s investments denominated in British pound sterling or Euros that are not fully hedged, regardless of the performance of the underlying issuer.
COVID-19 Pandemic Risk
While several countries, as well as certain states in the United States, have relaxed public health restrictions with a view to partially or fully reopening their economies, recurring COVID-19 outbreaks and any related public health restrictions may lead to or prolong a global economic downturn. Even after the COVID-19 pandemic fully subsides, the U.S. economy and most other major global economies may experience a recession, and we anticipate our business and operations could be materially adversely affected by a prolonged recession in the U.S. and other major markets.
Inflation Risk
Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders.
Interest Rate Risk
As of September 30, 2023, on a fair value basis, approximately 10% of the Fund’s debt investments bear interest at a fixed rate and approximately 90% of the Fund’s debt investments bear interest at a floating rate, which primarily are subject to interest rate floors. Interest rates on the investments held within the Fund’s portfolio of investments are typically based on floating SOFR, with many of these investments also having a SOFR floor. Additionally, the Fund’s credit facilities are also subject to floating interest rates and are currently paid based on floating CDOR, EURIBOR, SOFR and SONIA rates.
General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on the Fund’s investments and investment opportunities and, accordingly, may have a material adverse effect on the Fund’s rate of return on invested capital, the Fund’s net investment income and the Fund’s NAV.
The Fund is exposed to medium to long-term spread duration securities. Longer spread duration securities have a greater adverse price impact to increases in interest rates.
The Adviser regularly measures exposure to interest rate risk. Interest rate risk is assessed on an ongoing basis by comparing the Fund’s interest rate sensitive assets to its interest rate sensitive liabilities. Based on that review, the Adviser determines whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.
Payment-in-Kind (“PIK”) Income Risk
The Fund may hold investments that result in PIK interest income or PIK dividends. PIK income creates the risk that incentive fees will be paid to the Adviser based on non-cash accruals that ultimately may not be realized, while the Adviser will be under no obligation to reimburse the Fund for these fees. PIK income may have a negative impact on liquidity, as it represents a non-cash component of the Fund’s taxable income that may require

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cash distributions to shareholders in order to maintain the Fund’s ability to be subject to tax as a RIC. PIK income has the effect of generating investment income at a compounding rate, thereby further increasing the incentive fees payable to the Adviser. Similarly, all things being equal, the deferral associated with PIK income also increases the loan-to-value ratio at a compounding rate. The market prices of PIK securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. Because PIK income results in an increase in the size of the PIK securities held, the Fund’s exposure to potential losses increases when a security pays PIK income.
Unitranche Loans
Unitranche loans provide leverage levels comparable to a combination of first lien and second lien or subordinated loans. From the perspective of a lender, in addition to making a single loan, a unitranche loan may allow the lender to choose to participate in the “first out” tranche, which will generally receive priority with respect to payments of principal, interest and any other amounts due, or to choose to participate only in the “last out” tranche, which is generally paid after the “first out” tranche is paid. The Fund intends to participate in “first out” and “last out” tranches of unitranche loans and make single unitranche loans.
Risks Associated with Changes in LIBOR
The one, three and six month U.S. Dollar LIBOR settings will continue to be published under a synthetic methodology for a temporary period until September 30, 2024. As a result, LIBOR may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on LIBOR-linked financial instruments in the Fund's portfolio. It is not possible to predict the effect of these changes, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom or elsewhere.
To identify a successor rate for U.S. Dollar LIBOR, the Alternative Reference Rates Committee (“ARRC”), a U.S.-based group convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York, was formed. Financial regulators in the United Kingdom, the European Union, Japan and Switzerland also formed working groups with the aim of recommending alternatives to LIBOR denominated in their local currencies. On July 22, 2021, the ARRC formally recommended the Secured Overnight Financing Rate (“SOFR”) as its preferred alternative rate for LIBOR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions. Although SOFR appears to be the preferred replacement rate for U.S. Dollar LIBOR, it is unclear if other benchmarks may emerge or if other rates will be adopted outside the U.S. The Bank of England's current nominated replacement for GBP-LIBOR is the Sterling Overnight Index Average Rate (“SONIA”). Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, including SONIA, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate.
In any event, LIBOR is likely to perform differently than in the past and, ultimately, cease to exist as a global benchmark going forward. The uncertainty as to the future of LIBOR, its phase-out, the transition to one or more alternate benchmark rate(s), and the implementation of such new benchmark rate(s) may impact a number of factors, which, either alone or in the aggregate, may cause a material adverse effect on the Fund's performance and our ability to achieve its investment objective. The Adviser does not have prior experience in investing during a period of benchmark rate transition and there can be no assurance that the Adviser will be able to manage our business in a profitable manner during or after such transition.
The discontinuance of LIBOR has required and may continue to require the Fund to renegotiate credit agreements entered into prior to the discontinuation of LIBOR and extending beyond the discontinuance with our portfolio companies that utilize LIBOR as a factor in determining the interest rate, in order to replace LIBOR with the new standard that is established, which may have an adverse effect on our ability to receive attractive returns.

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Depending on several factors, including those set forth above, and the related costs of negotiating and documenting necessary changes to documentation, our business, financial condition and results of operations could be materially adversely impacted by the market transition or reform of certain reference rates and benchmarks. Other factors include the pace of the transition to replacement or reformed rates, the specific terms and parameters for and market acceptance of any alternative reference rates, prices and liquidity of trading markets for products based on alternative reference rates, and our ability to transition and develop appropriate systems and analytics for one or more alternative reference rates.
Regulatory Risk
Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund, affect the value of its investments and limit the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practices.
Credit Risk
Credit risk relates to the ability of the borrower under an instrument to make interest and principal payments as they become due. The Fund’s investments in loans and other debt instruments are subject to risk of missing an interest and/or principal payment.
Credit Spread Risk
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities. In recent years, the U.S. capital markets experienced extreme volatility and disruption following the spread of COVID-19, the conflict between Russia and Ukraine and other economic disruptions, which increased the spread between yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. Central banks and governments played a key role in reintroducing liquidity to parts of the capital markets. Future exits of these financial institutions from the market may reintroduce temporary illiquidity. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows.
Prepayment Risk
Prepayment risk relates to the early repayment of principal on a loan or debt security. Loans are generally callable at any time, and certain loans may be callable at any time at no premium to par. Having the loan or other debt instrument called early may have the effect of reducing the Fund’s actual investment income below its expected investment income if the capital returned cannot be invested in transactions with equal or greater yields.
Volatility Risk
Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
Equity Risk
Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Foreign Exchange Rate Risk
Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Currency Hedging Risk
The Adviser may seek to hedge all or a portion of the Fund’s foreign currency risk. For example, the Fund may enter into foreign currency forward contracts to reduce the Fund’s exposure to foreign currency exchange rate fluctuations in the value of foreign currencies. In a foreign currency forward contract, the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. Forward foreign currency contracts are marked-to-market at the applicable forward rate. There is no guarantee that it will be practical to hedge currency risks or that any efforts to do so will be successful. The use of foreign currency forward contracts is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of foreign currency forward contracts will achieve their intended result. If the Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, currency prices or other variables, the use of foreign currency forward contracts could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of foreign currency forward contracts and the value of the portfolio assets (if any) being hedged could also result in losses.
Cybersecurity Risk
Cybersecurity incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Adviser faces various security threats on a regular basis, including ongoing cyber security threats to and attacks on its information technology infrastructure that are intended to gain access to its proprietary information, destroy data or disable, degrade or sabotage its systems. These security threats could originate from a wide variety of sources, including unknown third parties outside of the Adviser. Although the Adviser is not currently aware that it has been subject to cyber-attacks or other cyber incidents which, individually or in the aggregate, have materially affected its operations or financial condition, there can be no assurance that the various procedures and controls utilized to mitigate these threats will be sufficient to prevent disruptions to its systems.
5. COMMITMENTS AND CONTINGENCIES
As of September 30, 2023, the Fund had unfunded commitments to fund delayed draw and revolving debt of $120,620,005 and $43,907,380, respectively, along with preferred stock of $3,500,000. The fair value of the unfunded positions is included in the investments at fair value on the Consolidated Schedule of Investments.

Investments—Corporate Loans		Footnote	Unused Rate	Par / Principal Amount	Fair Value

222 North Miami, LLC	Delayed Draw Term Loan		—%	$11,558,028	$—
520 Mezz Owner 2, LLC	Delayed Draw Term Loan		—%	19,088,436	(95,442)
ADPD Holdings, LLC	Delayed Draw Term Loan B-1		1.00%	1,795,122	(144,752)
ADPD Holdings, LLC	Delayed Draw Term Loan B-2		1.00%	1,083,032	(87,332)
ADPD Holdings, LLC	Revolver		0.50%	621,302	(50,099)
Advanced Web Technologies Holding Company	Revolver		0.50%	492,557	(1,173)
Alpine Acquisition Corp II	Revolver		0.50%	2,068,203	(96,255)
Apex Companies Holdings, LLC	Delayed Draw Term Loan		1.00%	768,443	(5,092)
Applied Technical Services, LLC	Revolver		0.50%	237,154	(301)
Applied Technical Services, LLC	Delayed Draw Term Loan		1.00%	1,070,947	5,909
Appriss Health, LLC	Revolver		0.50%	888,889	(7,728)

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Investments—Corporate Loans		Footnote	Unused Rate	Par / Principal Amount	Fair Value
Ascend Buyer, LLC	Revolver		0.50%	1,711,687	(23,994)
Associations, Inc.	Delayed Draw Term Loan		1.00%	368,136	—
Associations, Inc.	Revolver		0.50%	413,282	—
Atlas AU Bidco Pty Ltd.	Revolver		0.50%	267,618	—
Avalara, Inc	Revolver		0.50%	900,000	—
BlueCat Networks, Inc.	Delayed Draw Term Loan		1.00%	194,569	(2,789)
BradyIFS Holdings, LLC	Revolver		0.50%	369,853	(1,112)
CD&R Madison Parent Ltd.	Delayed Draw Term Loan	(1)	1.50%	3,309,168	49,638
Celerion Buyer, Inc.	Delayed Draw Term Loan		1.00%	249,361	2,494
Celerion Buyer, Inc.	Revolver		0.50%	124,680	—
Chemical Computing Group	Revolver		0.50%	135,379	(635)
Coreweave Compute Acquisition Co. II, LLC	Delayed Draw Term Loan		1.00%	3,874,651	(67,806)
Coupa Holdings, LLC	Delayed Draw Term Loan		1.00%	578,450	11,628
Coupa Holdings, LLC	Revolver		0.50%	442,913	—
CPI Intermediate Holdings Inc	Delayed Draw Term Loan		1.00%	927,474	(12,468)
CST Holding Company	Revolver		0.50%	235,110	969
DCA Investment Holdings, LLC	Delayed Draw Term Loan		1.00%	7,530	(85)
Denali Midco 2, LLC	Delayed Draw Term Loan		1.00%	1,533,333	(31,676)
Diligent Corporation	Revolver		0.50%	69,148	(924)
Dwyer Instruments, Inc.	Delayed Draw Term Loan		1.00%	1,418,512	—
Dwyer Instruments, Inc.	Revolver		0.50%	1,485,815	—
Eliassen Group, LLC	Delayed Draw Term Loan		1.00%	2,667,757	(10,691)
Ellkay, LLC	Revolver		0.50%	1,785,651	(124,279)
EPS Nass Parent, Inc.	Revolver		0.50%	9,695	(187)
Excel Fitness Holdings, Inc.	Delayed Draw Term Loan		1.00%	1,846,969	(14,158)
Excel Fitness Holdings, Inc.	Revolver		0.50%	890,625	(16,044)
Excelitas Technologies Corp.	Delayed Draw Term Loan		1.00%	98,635	(1,089)
Excelitas Technologies Corp.	Revolver		0.50%	150,266	(1,659)
Finastra USA, Inc.	Revolver		0.50%	2,963,379	(59,268)
FPG Intermediate Holdco, LLC	Delayed Draw Term Loan		1.00%	866,239	(10,609)
Greenhouse Software, Inc.	Incremental Revolver		0.50%	66,667	(479)
Greenhouse Software, Inc.	Revolver		0.50%	735,294	(5,287)
Hadrian Acquisition Ltd.	Delayed Draw Term Loan	(1)	2.33%	2,809,320	(21,070)
Heartland Home Services, Inc.	Revolver		0.50%	695,028	(9,503)
Hercules Borrower, LLC	Delayed Draw Term Loan		1.00%	1,114,339	(20,892)
Hercules Borrower, LLC	Revolver		0.50%	681,556	—
Hoosier Intermediate, LLC	Revolver		0.50%	1,800,000	(139,895)
HS S.p.A Holding, Inc.	Revolver		0.50%	1,079,488	(7,326)
iCIMS, Inc.	Delayed Draw Term Loan		—%	6,029,629	—
iCIMS, Inc.	Revolver		0.50%	2,031,194	(4,616)
Integrity Marketing Acquisition, LLC	Delayed Draw Term Loan		1.00%	9,250,000	(116,768)
Integrity Marketing Acquisition, LLC	Revolver		1.00%	750,000	(387)
IQN Holding Corp.	Delayed Draw Term Loan		1.00%	394,938	2,098
IQN Holding Corp.	Revolver		0.50%	488,923	—
Jeg's Automotive, LLC	Delayed Draw Term Loan		1.00%	4,166,667	(617,370)
Kaseya, Inc.	Delayed Draw Term Loan		1.00%	1,076,380	(5,785)
Kaseya, Inc.	Revolver		0.50%	1,540,541	(8,279)
LVF Holdings, Inc.	Revolver		0.50%	875,567	(14,094)
Material Holdings, LLC	Delayed Draw Term Loan		—%	661,049	(33,627)
Material Holdings, LLC	Revolver		1.00%	489,131	(24,882)
Medical Manufacturing Technologies, LLC	Revolver		0.50%	413,206	(3,202)
NEFCO Holding Company, LLC	Delayed Draw Term Loan B		1.00%	369,398	(128)
NEFCO Holding Company, LLC	Revolver		0.50%	432,579	(150)

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Investments—Corporate Loans		Footnote	Unused Rate	Par / Principal Amount	Fair Value
North Haven Fairway Buyer, LLC	Delayed Draw Term Loan		0.50%	7,315,042	(155,655)
North Haven Fairway Buyer, LLC	Revolver		0.50%	1,268,846	(26,999)
North Haven Stallone Buyer, LLC	Delayed Draw Term Loan		1.00%	87,467	(584)
Oak Purchaser, Inc.	Delayed Draw Term Loan		0.50%	1,354,424	(37,266)
Oak Purchaser, Inc.	Revolver		0.50%	583,878	(16,065)
Oranje Holdco, Inc.	Revolver		0.50%	754,870	—
PCF Holdco, LLC	Preferred Stock	(2)	3.75%	3,500,000	28,525
Pestco Intermediate, LLC	Delayed Draw Term Loan		2.00%	1,387,316	(24,458)
Pestco Intermediate, LLC	Revolver		0.50%	238,095	(4,197)
PF Atlantic Holdco 2, LLC	Revolver		0.50%	775,842	(1,614)
PF Atlantic Holdco 2, LLC	Delayed Draw Term Loan		1.00%	4,655,050	(9,681)
Prophix Software Inc.	Delayed Draw Term Loan		—%	391,123	—
Prophix Software Inc.	Revolver		0.50%	996,678	—
Pushpay USA Inc.	Revolver		0.50%	1,543,210	(18,390)
PXO Holdings I Corp.	Delayed Draw Term Loan		1.00%	885,485	(22,104)
PXO Holdings I Corp.	Revolver		0.50%	1,314,652	(32,817)
Qnnect, LLC	Delayed Draw Term Loan		1.00%	662,309	7,579
R&F International Sub 2 Ltd.	Delayed Draw Term Loan	(1)	—%	5,576,718	(69,709)
Radwell Parent LLC	Revolver		0.38%	1,116,275	—
Rome Bidco Ltd.	Delayed Draw Term Loan	(1)	2.71%	2,783,723	(13,919)
RSC Acquisition, Inc.	Delayed Draw Term Loan		1.00%	1,529,233	8,173
Sapphire Convention, Inc.	Revolver		0.50%	628,251	(1,918)
SCP Eye Care HoldCo, LLC	Delayed Draw Term Loan		1.00%	20,600	(251)
SCP Eye Care HoldCo, LLC	Revolver		0.50%	9,093	(111)
Smarsh, Inc.	Delayed Draw Term Loan		1.00%	510,180	(4,748)
Smarsh, Inc.	Revolver		0.50%	255,090	(2,374)
Spotless Brands, LLC	Delayed Draw Term Loan		1.00%	7,500,000	46,041
Spotless Brands, LLC	Revolver		0.50%	1,096,033	(3,155)
Summit Acquisition, Inc.	Delayed Draw Term Loan		1.00%	1,717,791	(16,235)
Summit Acquisition, Inc.	Revolver		0.50%	858,896	(8,118)
Tank Holding Corp.	Delayed Draw Term Loan		1.00%	3,144,828	(66,878)
Tank Holding Corp.	Revolver		0.38%	358,621	(10,731)
The Carlstar Group, LLC	Revolver		0.50%	1,828,571	—
Trader Corporation	Revolver	(1)	0.50%	166,772	—
Tufin Software North America, Inc.	Delayed Draw Term Loan		—%	313,395	(6,588)
Tufin Software North America, Inc.	Revolver		0.50%	1,294,643	(27,215)
Wineshipping.Com, LLC	Delayed Draw Term Loan		1.00%	1,608,809	(84,592)
Wineshipping.Com, LLC	Revolver		0.50%	476,684	(25,064)
Total Unfunded Commitments				$168,027,385	$(2,429,769)
(1) Par / Principal Amount is converted to USD using the GBP/USD of 0.82 or CAD/USD of 1.36, as applicable.
(2) Par / Principal Amount is based on the issuance price of $1,000 per share.
The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered to be remote.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

6. SUBSEQUENT EVENTS
Subsequent events have been evaluated through the date the consolidated schedule of investments was issued. There have been no subsequent events that require recognition or disclosure through the date the consolidated schedule of investments was issued, except as disclosed below.
On October 2, 2023, the Fund closed on the sale of 2,000,000 Series D Mandatory Redeemable Preferred Shares and 2,000,000 Series E Mandatory Redeemable Preferred Shares, each to seven accredited investors for gross proceeds of $50,000,000 each, in an offering exempt from registration under Rule 506(c) under the Securities Act of 1933, as amended.
The Fund commenced a quarterly repurchase offer beginning on September 5, 2023 and ending on October 13, 2023 (the “Repurchase Pricing Date”). The following table summarizes the share repurchases completed following the Repurchase Pricing Date.

Repurchase Pricing Date	Shares Repurchased	Purchase Price per Share	Aggregate Consideration for Repurchased Shares	Size of Repurchase Offer	% of Outstanding Shares Offered to be Repurchased	% of Outstanding Shares Repurchased
October 13, 2023	7,044,893	$8.41	$59,273,363	13,002,377	5.00%	2.71%